                    December 31, 2001 www.kineticsfunds.com

Annual Report

The Internet Fund

The Internet Emerging Growth Fund

The New Paradigm Fund

The Medical Fund

The Small Cap Opportunities Fund

The Energy Fund

The Kinetics Government Money Market Fund

Each a series of Kinetics Mutual Funds, Inc.


                       [KINETICS MUTUAL FUNDS, INC. LOGO]

 KINETICS MUTUAL FUNDS, INC.
 TABLE OF CONTENTS
 December 31, 2001

                                                              PAGE
                                                              ----
Shareholders' Letter........................................    2
Year 2001 Annual Market Commentary..........................    4
KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
  Statement of Assets and Liabilities.......................   16
  Statement of Operations...................................   19
  Statement of Changes in Net Assets........................   22
  Notes to Financial Statements.............................   26
  Financial Highlights......................................   36
  Report of Independent Accountants.........................   43
KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
  Portfolio of Investments The Internet Portfolio...........   44
  Portfolio of Investments The Internet Emerging Growth
     Portfolio..............................................   49
  Portfolio of Investments The New Paradigm Portfolio.......   51
  Portfolio of Investments The Medical Portfolio............   55
  Portfolio of Investments The Small Cap Opportunities
     Portfolio..............................................   59
  Portfolio of Investments The Energy Portfolio.............   62
  Portfolio of Investments The Kinetics Government Money
     Market
     Portfolio..............................................   64
  Portfolio of Options Written The Internet Portfolio.......   65
  Portfolio of Options Written The Medical Portfolio........   66
  Portfolio of Options Written The Small Cap Opportunities
     Portfolio..............................................   67
  Statement of Assets and Liabilities.......................   68
  Statement of Operations...................................   71
  Statement of Changes in Net Assets........................   74
  Notes to Financial Statements.............................   78
  Report of Independent Accountants.........................   89

 KINETICS MUTUAL FUNDS, INC.
 SHAREHOLDERS' LETTER

     Dear Fellow Shareholders:

     We are pleased to present the Kinetics Mutual Funds annual report for the period ended December 31, 2001. The Kinetics Family continues to prosper, and we have grown from our initial flagship product, The Internet Fund, launched in 1996, to our encore offering in 1999, The Medical Fund, to our current total of seven Kinetics fund portfolios. As always, we thank our investors for their interest and response and will strive to continue to provide our shareholders, who now number over 100,000, with innovative investment products and rewarding investment returns for the long-term investor.

     The year 2001 proved to be most challenging, primarily overshadowed by the tragedy of September 11th, and our thoughts turned from issues of prosperity to those of survival, for our families, our economic system, and for the American way of life both at home and abroad. Not yet six months removed from this turning point in history, there is ample evidence of our resilience and resolve in the way in which all of the free world has responded to the challenge.

     Through these times, a number of our funds have continued to post impressive relative returns. Please refer to the Financial Highlights section and to our website www.kineticsfunds.com for more complete information.

     THE INTERNET FUND has provided investors with one of the first opportunities to participate in the Internet's dramatic impact on the manner in which business, commerce and our daily lives are conducted domestically and around the globe.

     THE INTERNET EMERGING GROWTH FUND zeroes in on the early life cycle companies that are positioned on the edge of the curve in this dynamic and growing sector.

     THE MEDICAL FUND offers an investment in scientific discovery within the promising field of medical research, particularly in the development of cancer treatments and therapies.

     THE NEW PARADIGM FUND provides a non-traditional approach of investing in blue chip companies poised to turn the growth of the Internet to their advantage.

     THE SMALL CAP OPPORTUNITIES FUND'S value focus on under-followed and special situation stocks has provided strong performance through a difficult overall market.

     THE ENERGY FUND explores opportunities in traditional and alternative energy stocks.

     Finally, THE KINETICS GOVERNMENT MONEY MARKET FUND, which allows our shareholders a convenient short-term investment vehicle, round out our product offerings.

     We continue to reach out to our shareholders on a regular basis to provide timely and insightful information regarding Kinetics Funds, via our website www.kineticsfunds.com. It provides a broad array of information, including recent portfolio holdings, investment commentary, newsflashes, most recent performance data and on-line access to account information.

     We thank you for your confidence and look forward to continuing to provide you with products and services that will assist you in achieving your investment goals.

   -s- Steven R. Samson
     Steven R. Samson
     President
     Kinetics Mutual Funds, Inc.

 KINETICS MUTUAL FUNDS, INC.
 YEAR 2001 ANNUAL MARKET COMMENTARY

     Dear Shareholders,

     Leaving aside the horrific and tragic attacks of September 11th, the economic environment in which our Funds operated in 2001 was characterized by a severe reduction in capital expenditures globally, particularly with regard to technology goods and services. This had two consequences, one of which is obvious: there was a profound deterioration in the profits of most technology firms. Of course, this could not fail to take its toll upon share prices.

     The second and less obvious consequence was that the equity risk premium placed upon virtually all equities rose, and, therefore, valuations declined generally. Although this is an unfortunate aspect of the current environment, this was certainly a logical consequence. Since such a large number of formerly admired firms were reporting declining earnings, it was naturally assumed that most other firms would report the same experience. This phenomenon embraced all equities, but particularly those in the technology/Internet sector.

     Further, the recent collapse of Enron and the resulting focus upon accounting practices at some very large and reputable firms caused the equity risk premiums to rise even higher. The accounting questions are extremely troubling. If a single company committed fraud, the capital markets would discount the event as a one-time occurrence attributable to a rogue management. If, however, the largest and best known companies use accounting practices to make themselves appear more profitable than they are, investor confidence must erode.

     From our perspective, as business analysts, the accounting issues are very real and are being evidenced by a significant number of firms. However, all this turmoil creates opportunities. Our approach, which relies on proprietary research, worked well on a relative basis, has been to deal with these unpleasant realities by concentrating upon firms that are not exposed to intense competition, and which possess strong balance sheets.

     In THE INTERNET FUND and THE INTERNET EMERGING GROWTH FUND, we have focused on companies whose fortunes can be positively influenced by the continued evolution of technology. As mentioned in the past, the mere existence of an Internet infrastructure dramatically enhances the value of certain content assets, since the Internet vastly expands the potential audience to which the content can be distributed.

     In THE NEW PARADIGM FUND, it continues to be our policy to own and to hold firms that produce high returns on capital. Although many people might find this incredible, there are actually very few such firms. If such firms are discovered, they are difficult to replace. Accordingly, it is our policy to hold investments for very long periods of time. During 2000 and 2001, rising risk premiums caused our investments to rise in value less than might be expected given the returns on capital exhibited by our underlying holdings. Nonetheless, this Fund produced positive returns, albeit modest, over the last two years, during the worst environment in the capital markets for nearly a quarter of a century.

     In 2001, the pharmaceutical and biotechnology companies that THE MEDICAL FUND invests in experienced a consolidation phase, after a tremendous year in 2000, due in part to the mapping of the human genome. Over the longer term, however, we see little abatement in the progress of cancer research, as pharmaceutical companies are able to speed their search for the appropriate genes and develop corresponding treatments. The Medical Fund's investments in large diversified pharmaceutical companies and smaller biotech companies that are more concentrated in cancer research have provided strong returns in its first two years, while, in our view, mitigating downside risk.

     A sector that continued to perform well in 2001 and which has been overlooked by many investors in the past few years is that of small cap issues. THE SMALL CAP OPPORTUNITIES FUND'S concentration on overlooked companies and special situations seeks to lessen its downside risk. Moreover, it has benefited from investors shifting from "growth" stocks to "value" stocks.

     Has the market experienced a permanent fundamental transformation due to the events of 9/11 and to a reformation of corporate America's accounting practices, and do the old rules no longer apply? At all major "inflection points", there are some things that are forever changed and some rules of business that we can rely upon to hold true in the long run. It is certain that businesses, both high-tech and old economy, have altered their views on security and accounting practices. However, they cannot afford to ignore the fundamentals of their businesses.

     True long-term investing seeks to go beyond near-term market cycles and to capitalize on the long-term trends by the purchase of companies that have both insights in a changing world and discipline in the constants of business. Market valuations for many of the companies that were popular with investors in the market run-up through early 2000 have returned closer to earth, and many poorly capitalized companies have declared bankruptcy. Those emerging from the ensuing economic, market and security shakeouts with their business fundamentals intact continue to have a wealth of opportunities to exploit. To some extent, the path before them is finally cleared of a plethora of poorly funded competitors, and a return to more profitable times would seem much more likely. This is our vision for the future, and we believe our portfolios are well positioned for long-term investors.

     We thank you for your confidence and look forward to continuing to provide you with products and services that will assist you in achieving your investment goals.

   -s- Peter B. Doyle
     Peter B. Doyle
     Chief Investment Strategist

     DISCLOSURE
     THIS MATERIAL IS INTENDED TO BE REVIEWED IN CONJUNCTION WITH A CURRENT PROSPECTUS, WHICH INCLUDES ALL FEES AND EXPENSES THAT APPLY TO A CONTINUED INVESTMENT PROSPECTUS, AS WELL AS INFORMATION REGARDING THE RISK FACTORS, POLICIES AND OBJECTIVES OF THE FUNDS. READ IT CAREFULLY BEFORE INVESTING.

     BECAUSE THE FUNDS [OTHER THAN THE NEW PARADIGM FUND, THE SMALL CAP OPPORTUNITIES FUND AND THE KINETICS GOVERNMENT MONEY MARKET FUND] INVEST IN A SINGLE INDUSTRY OR GEOGRAPHIC REGION, THEIR SHARES ARE SUBJECT TO A HIGHER DEGREE OF RISK THAN FUNDS WITH A HIGHER LEVEL OF DIVERSIFICATION. INTERNET AND BIOTECHNOLOGY STOCKS ARE SUBJECT TO A RATE OF CHANGE IN TECHNOLOGY, OBSOLESCENCE AND COMPETITION WHICH IS GENERALLY HIGHER THAN THAT OF OTHER INDUSTRIES AND HAVE EXPERIENCED EXTREME PRICE AND VOLUME FLUCTUATIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

     BECAUSE SMALLER COMPANIES [FOR THE INTERNET EMERGING GROWTH FUND AND THE SMALL CAP OPPORTUNITIES FUND] OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, THEY PRESENT MORE RISK THAN LARGER MORE WELL ESTABLISHED COMPANIES.

     AS NON-DIVERSIFIED [OTHER THAN THE KINETICS GOVERNMENT MONEY MARKET FUND] AND SINGLE INDUSTRY FUNDS, THE VALUE OF THEIR SHARES MAY FLUCTUATE MORE THAN SHARES INVESTED IN A BROADER RANGE OF INDUSTRIES AND COMPANIES.

     AN INVESTMENT IN THE KINETICS GOVERNMENT MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

     UNLIKE OTHER INVESTMENT COMPANIES THAT DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, KINETICS MUTUAL FUNDS PURSUE THEIR INVESTMENT OBJECTIVES BY INVESTING ALL OF THEIR INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO SERIES OF KINETICS PORTFOLIOS TRUST.

     DISTRIBUTOR: KINETICS FUNDS DISTRIBUTOR, INC. IS NOT AN AFFILIATE OF KINETICS MUTUAL FUNDS, INC. KINETICS FUNDS DISTRIBUTOR IS AN AFFILIATE OF KINETICS ASSET MANAGEMENT, INC., INVESTMENT ADVISER TO KINETICS MUTUAL FUNDS, INC.

     (C)JANUARY 1, 2002 -- KINETICS ASSET MANAGEMENT, INC.

HOW A $10,000 INVESTMENT HAS GROWN:

The charts show the growth of a $10,000 investment in the Funds as compared to the performance of two representative market indices. The tables below the charts show the average annual total returns on an investment over the period. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original costs.

S&P 500 INDEX -- The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500 may differ substantially from the securities in the Funds' portfolio. It is not possible to directly invest in an index.

NASDAQ COMPOSITE INDEX -- The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite may differ substantially from the securities in the Funds' portfolio. It is not possible to directly invest in an index.

                               THE INTERNET FUND
                     OCTOBER 21, 1996 -- DECEMBER 31, 2001
[GRAPH]

                                      THE
                                INTERNET FUND --                             NASDAQ          ADVISOR CLASS A     ADVISOR CLASS A
                                 INVESTOR CLASS          S&P 500            COMPOSITE           (NO LOAD)        (LOAD ADJUSTED)
                                ----------------         -------            ---------        ---------------     ---------------
10/20/96                              10000               10000               10000
12/96                                  9420               10466               10396
                                       7420               10746                9842
                                       8780               12623               11636
                                      11020               13568               13614
12/97                                 10620               13958               12698
                                      13700               15905               14860
                                      19000               16430               15353
                                      17140               14796               13739
12/98                                 31451               17947               17803
                                      60720               18841               20001
                                      67002               20169               21844
                                      59260               18910               22348
12/99                                 99542               21723               33137
                                     107628               22221               37250
                                      71659               21631               32321
                                      65093               21421               29944
12/00                                 48280               19745               20153
                                      44837               17404               15023               10000               9425
                                      49300               18423               17656               10481               9878
                                      39873               15719               12253                8468               7981
12/01                                 43636               17398               15958                9255               8724

                                                ENDED 12/31/01
                       ----------------------------------------------------------------
                                   ADVISOR         ADVISOR
                       INVESTOR    CLASS A         CLASS A                     NASDAQ
                        CLASS     (NO LOAD)   (LOAD ADJUSTED)(2)   S&P 500    COMPOSITE
---------------------------------------------------------------------------------------
One Year                -9.62%        N/A              N/A         -11.89%     -20.82%
---------------------------------------------------------------------------------------
Three Years             11.53%        N/A              N/A          -1.03%      -3.58%
---------------------------------------------------------------------------------------
Five Years              35.88%        N/A              N/A          10.69%       8.94%
---------------------------------------------------------------------------------------
Since Inception
  Investor Class
  (10/21/96)            32.75%        N/A              N/A          11.24%       9.40%
---------------------------------------------------------------------------------------
Since Inception
  Advisor Class A
  (4/26/01)               N/A       -7.45%(1)       -12.76%(1)      -5.66%(1) -5.10%(1)
---------------------------------------------------------------------------------------

(1) Not annualized.

(2) Reflects front-end sales charge of 5.75%.

                       THE INTERNET EMERGING GROWTH FUND
                     DECEMBER 31, 1999 -- DECEMBER 31, 2001
[GRAPH]

                                                          THE
                                                INTERNET EMERGING GROWTH
                                                          FUND                       S&P 500                NASDAQ COMPOSITE
                                                ------------------------             -------                ----------------
12/31/99                                                  10000                       10000                       10000
                                                          10010                        9529                        9762
                                                          12050                        9348                       11637
                                                          10770                       10263                       11332
                                                           7640                        9954                        9568
                                                           6470                        9750                        8430
6/00                                                       7060                        9990                        9832
                                                           6520                        9834                        9339
                                                           6700                       10445                       10430
                                                           5960                        9893                        9109
                                                           5260                        9852                        8358
                                                           4100                        9075                        6445
12/00                                                      3690                        9120                        6131
                                                           4490                        9443                        6882
                                                           4060                        8582                        5342
                                                           3740                        8038                        4570
                                                           3720                        8663                        5256
                                                           3940                        8721                        5243
6/01                                                       4030                        8509                        5371
                                                           4060                        8425                        5039
                                                           3920                        7898                        4489
                                                           3700                        7260                        3728
                                                           3850                        7398                        4204
                                                           4020                        7966                        4804
12/01                                                      4300                        8036                        4855

                                               ENDED 12/31/01
                                        -----------------------------
                                                             NASDAQ
                                         FUND     S&P 500   COMPOSITE
---------------------------------------------------------------------
One Year                                 16.53%   -11.89%    -20.82%
---------------------------------------------------------------------
Since Inception
  (12/31/99)                            -34.35%   -10.33%    -30.26%
---------------------------------------------------------------------

                             THE NEW PARADIGM FUND
                     DECEMBER 31, 1999 -- DECEMBER 31, 2001
[GRAPH]

                                       THE
                                  NEW PARADIGM
                                FUND -- INVESTOR                             NASDAQ          ADVISOR CLASS A     ADVISOR CLASS A
                                      CLASS              S&P 500            COMPOSITE           (NO LOAD)        (LOAD ADJUSTED)
                                ----------------         -------            ---------        ---------------     ---------------
12/31/99                              10000               10000               10000
                                       9660                9529                9762
                                       9800                9348               11637
                                      10200               10263               11332
                                       8980                9954                9568
                                       8790                9750                8430
6/00                                   8920                9990                9832
                                       8940                9834                9339
                                       9190               10445               10430
                                       9370                9893                9109
                                       9630                9852                8358
                                       9600                9075                6445
12/00                                 10400                9120                6131
                                      10540                9443                6882
                                      10530                8582                5342
                                      10200                8038                4570               10000               9425
                                      10360                8663                5256                9942               9371
                                      10740                8721                5243               10307               9714
6/01                                  10910                8509                5371               10470               9868
                                      10900                8425                5039               10451               9850
                                      10780                7898                4489               10336               9742
                                      10150                7260                3728                9731               9172
                                      10220                7398                4204                9789               9226
                                      10340                7966                4804                9904               9335
12/01                                 10610                8036                4855               10154               9566

                                                ENDED 12/31/01
                       ----------------------------------------------------------------
                                   ADVISOR         ADVISOR
                       INVESTOR    CLASS A         CLASS A                     NASDAQ
                        CLASS     (NO LOAD)   (LOAD ADJUSTED)(2)   S&P 500    COMPOSITE
---------------------------------------------------------------------------------------
One Year                 2.02%       N/A              N/A          -11.89%     -20.82%
---------------------------------------------------------------------------------------
Since Inception
  Investor Class
  (12/31/99)             3.00%       N/A              N/A          -10.33%     -30.26%
---------------------------------------------------------------------------------------
Since Inception
  Advisor Class A
  (4/26/01)               N/A       1.54%(1)        -4.34%(1)       -5.66%(1) -5.10%(1)
---------------------------------------------------------------------------------------

(1) Not annualized.

(2) Reflects front-end sales charge of 5.75%.

                                THE MEDICAL FUND
                    SEPTEMBER 30, 1999 -- DECEMBER 31, 2001
[GRAPH]

                                      THE
                                 MEDICAL FUND --                             NASDAQ          ADVISOR CLASS A     ADVISOR CLASS A
                                 INVESTOR CLASS          S&P 500            COMPOSITE           (NO LOAD)        (LOAD ADJUSTED)
                                 ---------------         -------            ---------        ---------------     ---------------
9/30/99                               10000               10000               10000
                                      10490               10753               10867
                                      11390               10972               12224
12/99                                 13350               11618               14914
                                      15220               11034               14443
                                      18690               10825               17217
                                      16910               11884               16765
                                      15970               11527               14156
                                      16240               11290               12472
6/00                                  19360               11569               14547
                                      18640               11388               13818
                                      20470               12095               15432
                                      21130               11456               13477
                                      20940               11408               12366
                                      20330               10509                9536
12/00                                 20980               10560                9070
                                      19860               10935               10181
                                      19470                9938                7903
                                      18100                9308                6761               10000               9425
                                      18620               10032                7777               10208               9621
                                      19170               10099                7758               10504               9900
6/01                                  19140                9853                7947               10482               9880
                                      18640                9756                7456               10208               9621
                                      18280                9146                6641               10005               9430
                                      17520                8407                5515                9589               9037
                                      17990                8567                6220                9841               9275
                                      18520                9224                7107               10132               9549
12/01                                 18090                9305                7182                9891               9323

                                             ENDED 12/31/01
                       ----------------------------------------------------------
                                                ADVISOR
                                   ADVISOR      CLASS A
                       INVESTOR    CLASS A       (LOAD                   NASDAQ
                        CLASS     (NO LOAD)   ADJUSTED)(2)   S&P 500    COMPOSITE
---------------------------------------------------------------------------------
One Year                -13.77%       N/A          N/A       -11.89%     -20.82%
---------------------------------------------------------------------------------
Since Inception
  Investor Class
  (9/30/99)              30.03%       N/A          N/A        -3.14%     -13.64%
---------------------------------------------------------------------------------
Since Inception
  Advisor Class A
  (4/26/01)                N/A      -1.09%(1)    -6.77%(1)    -5.66%(1) -5.10%(1)
---------------------------------------------------------------------------------

(1) Not annualized.

(2) Reflects front-end sales charge of 5.75%.

                        THE SMALL CAP OPPORTUNITIES FUND
                      MARCH 20, 2000 -- DECEMBER 31, 2001
[GRAPH]

                                      THE
                            SMALL CAP OPPORTUNITIES                                          ADVISOR CLASS A     ADVISOR CLASS A
                            FUND -- INVESTOR CLASS     S&P 500         NASDAQ COMPOSITE         (NO LOAD)        (LOAD ADJUSTED)
                            -----------------------    -------         ----------------      ---------------     ---------------
3/20/00                              10000              10000                10000
                                      9900              10235                 9531
                                      9740               9927                 8047
                                      9500               9723                 7090
6/00                                 10210               9963                 8270
                                     11140               9807                 7855
                                     12050              10416                 8773
                                     10970               9866                 7662
                                     10580               9825                 7030
                                      9710               9051                 5421
12/00                                11100               9095                 5156
                                     12580               9417                 5788
                                     12310               8599                 4493
                                     12180               8017                 3844
                                     12790               8640                 4421
                                     13370               8697                 4410
6/01                                 13940               8486                 4518
                                     13890               8402                 4238
                                     13650               7876                 3775
                                     12610               7240                 3135
                                     13440               7378                 3536
                                     14280               7944                 4040
12/01                                14500               8014                 4083                10000               9425

                                             ENDED 12/31/01
                       ----------------------------------------------------------
                                                ADVISOR
                                   ADVISOR      CLASS A
                       INVESTOR    CLASS A       (LOAD                   NASDAQ
                        CLASS     (NO LOAD)   ADJUSTED)(2)   S&P 500    COMPOSITE
---------------------------------------------------------------------------------
One Year                30.63%     N/A          N/A           -11.89%    -20.82%
---------------------------------------------------------------------------------
Since Inception
  Investor Class
  (3/20/00)             23.12%     N/A          N/A           -11.66%    -39.43%
---------------------------------------------------------------------------------
Since Inception
  Advisor Class A
  (12/31/01)              N/A       0.00%(1)     (5.75)%(1)     0.00%(1) 0.00%(1)
---------------------------------------------------------------------------------

(1) Not annualized.

(2) Reflects front-end sales charge of 5.75%.

                                THE ENERGY FUND
                     DECEMBER 29, 2000 -- DECEMBER 31, 2001
[GRAPH]

                                                     THE ENERGY FUND                 S&P 500                NASDAQ COMPOSITE
                                                     ---------------                 -------                ----------------
12/29/00                                                   10000                       10000                      10000
                                                           10220                       10247                      10842
                                                            9920                        9312                       8416
3/01                                                        9900                        8722                       7200
                                                           10380                        9400                       8281
                                                           10590                        9463                       8261
6/01                                                        9940                        9233                       8462
                                                            9780                        9142                       7938
                                                            9630                        8570                       7072
9/01                                                        9090                        7878                       5873
                                                            9450                        8026                       6624
                                                            9250                        8644                       7568
12/01                                                       9500                        8719                       7648

                                                ENDED 12/31/01
                                         ----------------------------
                                                             NASDAQ
                                          FUND    S&P 500   COMPOSITE
---------------------------------------------------------------------
One Year                                 -5.00%   -11.89%    -20.82%
---------------------------------------------------------------------
Since Inception (12/29/00)               -4.97%   -12.77%    -23.46%
---------------------------------------------------------------------

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF ASSETS & LIABILITIES
 December 31, 2001

                                                                    THE INTERNET
                                                   THE INTERNET    EMERGING GROWTH
                                                       FUND             FUND
----------------------------------------------------------------------------------
ASSETS:
  Investments in the Master Portfolios, at
    value*.......................................  $ 299,307,225     $ 5,185,682
  Receivable from Adviser........................             --          64,667
  Receivable for Master Portfolio interest
    sold.........................................     79,776,541           8,004
  Receivable for Fund shares sold................        423,710          45,136
  Prepaid expenses...............................         14,233           2,471
                                                   -------------     -----------
    Total assets.................................    379,521,709       5,305,960
                                                   -------------     -----------
LIABILITIES:
  Payable to Directors...........................         14,152             202
  Payable for service fees.......................         70,822           1,061
  Payable for distribution fees..................            459              --
  Payable for Fund shares repurchased............     80,197,464          11,061
  Accrued expenses and other liabilities.........        470,833          16,162
                                                   -------------     -----------
    Total liabilities............................     80,753,730          28,486
                                                   -------------     -----------
    Net assets...................................  $ 298,767,979     $ 5,277,474
                                                   =============     ===========
NET ASSETS CONSIST OF:
  Paid in capital................................  $ 513,633,537     $16,186,742
  Accumulated net investment loss................       (168,479)             --
  Accumulated net realized loss on investments,
    options and written option contracts.........   (111,945,659)     (8,531,669)
  Net unrealized depreciation on:
    Investments..................................   (102,595,242)     (2,377,599)
    Written option contracts.....................       (156,178)             --
                                                   -------------     -----------
    Net assets...................................  $ 298,767,979     $ 5,277,474
                                                   =============     ===========
CALCULATION OF NET ASSET VALUE PER SHARE --
  INVESTOR CLASS:
  Net assets.....................................  $ 297,792,814     $ 5,277,474
  Shares outstanding.............................     13,661,282       1,227,356
  Net asset value per share (offering and
    redemption price)............................  $       21.80     $      4.30
                                                   =============     ===========
CALCULATION OF NET ASSET VALUE PER SHARE --
  ADVISOR CLASS A:
  Net assets.....................................  $     975,165
  Shares outstanding.............................         44,826
  Net asset value per share......................  $       21.75
                                                   =============
  Offering price per share.......................  $       23.08
                                                   =============

------------------
* Each Feeder Fund invests its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF ASSETS & LIABILITIES
 December 31, 2001

                                                                                 THE SMALL
                                                     THE NEW                        CAP
                                                     PARADIGM    THE MEDICAL   OPPORTUNITIES
                                                       FUND         FUND           FUND
--------------------------------------------------------------------------------------------
ASSETS:
  Investments in the Master Portfolios, at
    value*........................................  $8,814,177   $41,735,333    $9,146,517
  Receivable from Adviser.........................      38,950            --        40,889
  Receivable for Master Portfolio interest sold...          --     1,210,150            --
  Receivable for Fund shares sold.................      78,219        48,540       256,027
  Prepaid expenses................................      18,864        14,074         3,269
                                                    ----------   -----------    ----------
    Total assets..................................   8,950,210    43,008,097     9,446,702
                                                    ----------   -----------    ----------
LIABILITIES:
  Payable to Directors............................          --         1,842           177
  Payable for service fees........................       1,782         9,164         2,016
  Payable for distribution fees...................       2,097           598            --
  Payable for Master Portfolio interest
    purchased.....................................      30,608            --       154,598
  Payable for Fund shares repurchased.............       2,015     1,309,964         7,429
  Dividends payable...............................          --         4,015            --
  Accrued expenses and other liabilities..........       5,560        63,095        15,202
                                                    ----------   -----------    ----------
    Total liabilities.............................      42,062     1,388,678       179,422
                                                    ----------   -----------    ----------
    Net assets....................................  $8,908,148   $41,619,419    $9,267,280
                                                    ==========   ===========    ==========
NET ASSETS CONSIST OF:
  Paid in capital.................................  $8,771,364   $39,243,435    $8,677,726
  Accumulated net investment loss.................      (4,060)           --            --
  Undistributed net realized gain (loss) on
    investments, options and written option
    contracts.....................................     (96,174)      (72,653)       14,886
  Net unrealized appreciation (depreciation) on:
    Investments...................................     237,018     2,450,636       592,334
    Written option contracts......................          --        (1,999)      (17,666)
                                                    ----------   -----------    ----------
    Net assets....................................  $8,908,148   $41,619,419    $9,267,280
                                                    ==========   ===========    ==========
CALCULATION OF NET ASSET VALUE PER SHARE --
  INVESTOR CLASS:
  Net assets......................................  $4,817,548   $40,416,317    $9,266,338
  Shares outstanding..............................     454,179     2,237,885       639,035
  Net asset value per share (offering and
    redemption price).............................  $    10.61   $     18.06    $    14.50
                                                    ==========   ===========    ==========
CALCULATION OF NET ASSET VALUE PER SHARE --
  ADVISOR CLASS A:
  Net assets......................................  $4,090,600   $ 1,203,102    $      942
  Shares outstanding..............................     386,506        66,792            65
  Net asset value per share.......................  $    10.58   $     18.01    $    14.50
                                                    ==========   ===========    ==========
  Offering price per share........................  $    11.23   $     19.11    $    15.38
                                                    ==========   ===========    ==========

------------------
* Each Feeder Fund invests its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF ASSETS & LIABILITIES
 December 31, 2001

                                                                           THE KINETICS
                                                                            GOVERNMENT
                                                              THE ENERGY      MONEY
                                                                 FUND      MARKET FUND
---------------------------------------------------------------------------------------
ASSETS:
  Investments in the Master Portfolios, at value*...........   $421,580    $ 94,863,663
  Receivable from Adviser...................................     65,964          50,037
  Receivable for Fund shares sold...........................         --      72,523,359
  Prepaid expenses..........................................      4,533          13,397
                                                               --------    ------------
    Total assets............................................    492,077     167,450,456
                                                               --------    ------------
LIABILITIES:
  Payable to Directors......................................        140           2,202
  Payable for service fees..................................         99           8,873
  Payable for Master Portfolio interest purchased...........         --      72,515,393
  Payable for Fund shares repurchased.......................         --           7,966
  Dividends payable.........................................         --           2,666
  Accrued expenses and other liabilities....................     11,444          27,050
                                                               --------    ------------
    Total liabilities.......................................     11,683      72,564,150
                                                               --------    ------------
    Net assets..............................................   $480,394    $ 94,886,306
                                                               ========    ============
NET ASSETS CONSIST OF:
  Paid in capital...........................................   $541,646    $ 94,886,306
  Accumulated net investment income (loss)..................        118              --
  Undistributed net realized gain (loss) on investments,
    options and written option contracts....................     (1,099)             --
  Net unrealized appreciation (depreciation) on:
    Investments.............................................    (60,271)             --
                                                               --------    ------------
    Net assets..............................................   $480,394    $ 94,886,306
                                                               ========    ============
  Shares outstanding........................................     50,567      94,886,306
  Net Asset Value, Redemption Price and Offering Price per
    share...................................................   $   9.50    $       1.00
                                                               ========    ============

------------------
* Each Feeder Fund invests its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 2001

                                                                             THE INTERNET
                                                              THE INTERNET     EMERGING
                                                                  FUND       GROWTH FUND
-----------------------------------------------------------------------------------------
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
  Dividends+................................................  $    445,188   $    30,524
  Interest..................................................     5,744,213        71,578
  Income from securities lending............................       316,985         3,676
                                                              ------------   -----------
      Total investment income...............................     6,506,386       105,778
                                                              ------------   -----------
EXPENSES:
  Expenses allocated from Master Portfolios.................     5,340,572       117,087
  Shareholder servicing fees and expenses...................     2,567,639        59,335
  Administration fees.......................................       182,176         2,522
  Reports to shareholders...................................       365,612         5,831
  Registration fees.........................................        19,149         7,888
  Professional fees.........................................       128,100         2,969
  Directors' fees and expenses..............................        58,104           503
  Fund accounting fees......................................        25,099        15,044
  Distribution fees -- Advisor Class A......................           882            --
  Other expenses............................................        79,708           732
                                                              ------------   -----------
      Total expenses........................................     8,767,041       211,911
  Less, expense reimbursement and waiver....................            --       (72,689)
                                                              ------------   -----------
      Net expenses..........................................     8,767,041       139,222
                                                              ------------   -----------
      Net investment loss...................................    (2,260,655)      (33,444)
                                                              ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED
  FROM MASTER PORTFOLIOS:
  Net realized loss on:
      Investments and foreign currency......................   (76,487,922)   (4,593,781)
      Written option contracts expired or closed............      (565,820)           --
  Net change in unrealized appreciation (depreciation) of:
      Investments and foreign currency......................    46,266,690     5,186,199
      Written option contracts..............................      (169,103)           --
                                                              ------------   -----------
      Net gain (loss) on investments........................   (30,956,155)      592,418
                                                              ------------   -----------
      Net increase (decrease) in net assets resulting from
        operations..........................................  $(33,216,810)  $   558,974
                                                              ============   ===========
+ Net of Foreign Taxes Withheld of:                           $        401   $        20
                                                              ============   ===========

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 2001

                                                     THE NEW                   THE SMALL CAP
                                                    PARADIGM    THE MEDICAL    OPPORTUNITIES
                                                      FUND          FUND           FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME ALLOCATED FROM MASTER
  PORTFOLIOS:
  Dividends+......................................  $  43,370   $    342,013     $ 28,071
  Interest........................................     51,335        138,019       31,293
  Income from securities lending..................      4,275         54,207        3,073
                                                    ---------   ------------     --------
      Total investment income.....................     98,980        534,239       62,437
                                                    ---------   ------------     --------
EXPENSES:
  Expenses allocated from Master Portfolios.......    142,169        722,061      107,842
  Shareholder servicing fees and expenses.........     38,487        240,454       32,509
  Administration fees.............................      3,148         23,750        2,302
  Reports to shareholders.........................      1,934         39,438        1,791
  Registration fees...............................     13,212         14,200        9,202
  Professional fees...............................      3,843         12,220        2,342
  Directors' fees and expenses....................        364          6,577          474
  Fund accounting fees............................     14,965         21,842       15,000
  Distribution fees -- Advisor Class A............      3,648            813           --
  Other expenses..................................        705          8,390          347
                                                    ---------   ------------     --------
      Total expenses..............................    222,475      1,089,745      171,809
  Less, expense reimbursement and waiver..........    (45,940)            --      (45,787)
                                                    ---------   ------------     --------
      Net expenses................................    176,535      1,089,745      126,022
                                                    ---------   ------------     --------
      Net investment loss.........................    (77,555)      (555,506)     (63,585)
                                                    ---------   ------------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  ALLOCATED FROM MASTER PORTFOLIOS:
  Net realized gain on:
      Investments and foreign currency............     92,690      1,254,028      189,455
      Written option contracts expired or
        closed....................................     57,789      1,168,245       42,972
  Net change in unrealized appreciation
    (depreciation) of:
      Investments and foreign currency............   (126,345)   (10,208,077)     577,852
      Written option contracts....................     (7,939)      (105,420)     (20,731)
                                                    ---------   ------------     --------
      Net gain (loss) on investments..............     16,195     (7,891,224)     789,548
                                                    ---------   ------------     --------
      Net increase (decrease) in net assets
        resulting from operations.................  $ (61,360)  $ (8,446,730)    $725,963
                                                    =========   ============     ========
+ Net of Foreign Taxes Withheld of:                 $   2,563   $     12,816     $    224
                                                    =========   ============     ========

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 2001

                                                                              THE KINETICS
                                                                               GOVERNMENT
                                                                THE ENERGY    MONEY MARKET
                                                                   FUND           FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
  Dividends+................................................     $  4,220      $       --
  Interest..................................................        7,329       1,393,700
                                                                 --------      ----------
      Total investment income...............................       11,549       1,393,700
                                                                 --------      ----------
EXPENSES:
  Expenses allocated from Master Portfolios.................       39,532         316,271
  Shareholder servicing fees and expenses...................       16,593         130,642
  Administration fees.......................................          251          20,081
  Reports to shareholders...................................          377          24,684
  Registration fees.........................................        3,650           6,500
  Professional fees.........................................        4,057          10,767
  Directors' fees and expenses..............................          181           5,230
  Fund accounting fees......................................       14,842          22,750
  Other expenses............................................          124           5,981
                                                                 --------      ----------
      Total expenses........................................       79,607         542,906
  Less, expense reimbursement and waiver....................      (65,964)        (44,751)
                                                                 --------      ----------
      Net expenses..........................................       13,643         498,155
                                                                 --------      ----------
      Net investment income (loss)..........................       (2,094)        895,545
                                                                 --------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED
  FROM MASTER PORTFOLIOS:
  Net realized gain (loss) on:
      Investments and foreign currency......................       (1,099)             --
  Net change in unrealized appreciation (depreciation) of:
      Investments and foreign currency......................      (60,271)             --
                                                                 --------      ----------
      Net gain (loss) on investments........................      (61,370)             --
                                                                 --------      ----------
      Net increase (decrease) in net assets resulting from
        operations..........................................     $(63,464)     $  895,545
                                                                 ========      ==========
+ Net of Foreign Taxes Withheld of:.........................     $    135      $       --
                                                                 ========      ==========

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF CHANGES IN NET ASSETS

                                                                               THE INTERNET EMERGING
                                                THE INTERNET FUND                   GROWTH FUND
                                        ---------------------------------   ---------------------------
                                            FOR THE           FOR THE         FOR THE        FOR THE
                                          YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                         DECEMBER 31,      DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                             2001              2000             2001           2000
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment loss..................  $    (2,260,655)  $   (13,637,849)  $   (33,444)   $    (36,638)
 Net realized gain (loss) on sale of
   investments, foreign currency and
   written option contracts expired or
   closed.............................      (77,053,742)       10,583,073    (4,593,781)     (3,935,757)
 Net change in unrealized appreciation
   (depreciation) of investments,
   foreign currency and written
   options............................       46,097,587      (625,377,100)    5,186,199      (7,563,798)
                                        ---------------   ---------------   -----------    ------------
     Net increase (decrease) in net
       assets resulting from
       operations.....................      (33,216,810)     (628,431,876)      558,974     (11,536,193)
                                        ---------------   ---------------   -----------    ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
 Net investment income................               --                --            --              --
 Net realized gain on securities
   transactions.......................               --                --            --              --
                                        ---------------   ---------------   -----------    ------------
     Total dividends and
       distributions..................               --                --            --              --
                                        ---------------   ---------------   -----------    ------------
FUND SHARE TRANSACTIONS:
 Net proceeds from shares sold........    1,346,757,105+    2,460,572,196     5,458,877      22,662,416
 Reinvestment of distributions........               --                --            --              --
 Cost of shares redeemed..............   (1,447,750,627)++ (2,562,258,765)   (5,118,157)     (6,749,443)
                                        ---------------   ---------------   -----------    ------------
     Net increase (decrease) in net
       assets from Fund share
       transactions...................     (100,993,522)     (101,686,569)      340,720      15,912,973
                                        ---------------   ---------------   -----------    ------------
 Total increase (decrease) in net
   assets.............................     (134,210,332)     (730,118,445)      899,694       4,376,780
NET ASSETS:
 Beginning of period..................      432,978,311     1,163,096,756     4,377,780           1,000
                                        ---------------   ---------------   -----------    ------------
 End of period*.......................  $   298,767,979   $   432,978,311   $ 5,277,474    $  4,377,780
                                        ===============   ===============   ===========    ============
*Including undistributed net
 investment income (loss) of:.........  $      (168,479)  $            --   $        --    $         --
                                        ===============   ===============   ===========    ============
CHANGES IN SHARES
 OUTSTANDING -- INVESTOR CLASS:
 Shares sold..........................       60,264,960        30,341,030     1,310,343       2,099,072
 Shares issued in reinvestment of
   dividends and distributions........               --                --            --              --
 Shares redeemed......................      (64,552,878)      (35,780,643)   (1,269,542)       (912,617)
                                        ---------------   ---------------   -----------    ------------
     Net increase (decrease) in shares
       outstanding....................       (4,287,918)       (5,439,613)       40,801       1,186,455
                                        ===============   ===============   ===========    ============
CHANGES IN SHARES OUTSTANDING --
 CLASS A:
 Shares sold..........................           45,213
 Shares issued in reinvestments of
   dividends and distributions........               --
 Shares redeemed......................             (387)
                                        ---------------
   Net increase in shares
     outstanding......................           44,826
                                        ===============

 + Net proceeds from shares sold includes $1,017,841 related to The Internet
   Fund Advisor Class A.
++ Cost of shares redeemed includes $7,877 related to The Internet Fund Advisor
   Class A.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF CHANGES IN NET ASSETS

                                                     THE NEW
                                                  PARADIGM FUND               THE MEDICAL FUND
                                           ---------------------------   ---------------------------
                                             FOR THE        FOR THE        FOR THE        FOR THE
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                               2001           2000           2001           2000
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment loss.....................  $   (77,555)   $    (1,639)   $  (555,506)   $   (459,225)
 Net realized gain (loss) on sale of
   investments, foreign currency and
   written option contracts expired or
   closed................................      150,479       (241,570)     2,422,273         638,418
 Net change in unrealized appreciation
   (depreciation) of investments, foreign
   currency and written options..........     (134,284)       371,302    (10,313,497)     11,684,940
                                           -----------    -----------    ------------   ------------
     Net increase (decrease) in net
       assets resulting from
       operations........................      (61,360)       128,093     (8,446,730)     11,864,133
                                           -----------    -----------    ------------   ------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS:
 Net investment income...................           --             --             --              --
 Net realized gain on securities
   transactions..........................           --             --        (73,214)#            --
                                           -----------    -----------    ------------   ------------
     Total dividends and distributions...           --             --        (73,214)             --
                                           -----------    -----------    ------------   ------------
FUND SHARE TRANSACTIONS:
 Net proceeds from shares sold...........   10,802,906+     5,464,123     76,907,547+    100,802,217
 Reinvestment of distributions...........           --             --         69,199+++           --
 Cost of shares redeemed.................   (5,636,450)++  (1,790,164)   (90,150,909)++  (56,296,382)
                                           -----------    -----------    ------------   ------------
     Net increase (decrease) in net
       assets from Fund share
       transactions......................    5,166,456      3,673,959    (13,174,163)     44,505,835
                                           -----------    -----------    ------------   ------------
 Total increase (decrease) in net
   assets................................    5,105,096      3,802,052    (21,694,107)     56,369,968
NET ASSETS:
 Beginning of period.....................    3,803,052          1,000     63,313,526       6,943,558
                                           -----------    -----------    ------------   ------------
 End of period*..........................  $ 8,908,148    $ 3,803,052    $41,619,419    $ 63,313,526
                                           ===========    ===========    ============   ============
*Including undistributed net investment
 income (loss) of:.......................  $    (4,060)   $        --    $        --    $         --
                                           ===========    ===========    ============   ============
CHANGES IN SHARES
 OUTSTANDING -- INVESTOR CLASS:
 Shares sold.............................      358,984        554,927      3,994,076       4,825,114
 Shares issued in reinvestment of
   dividends and distributions...........           --             --          3,722              --
 Shares redeemed.........................     (270,421)      (189,411)    (4,777,464)     (2,327,543)
                                           -----------    -----------    ------------   ------------
     Net increase (decrease) in shares
       outstanding.......................       88,563        365,516       (779,666)      2,497,571
                                           ===========    ===========    ============   ============
CHANGES IN SHARES OUTSTANDING -- CLASS A:
 Shares sold.............................      400,888                        68,527
 Shares issued in reinvestment of
   dividends and distributions...........           --                           110
 Shares redeemed.........................      (14,382)                       (1,845)
                                           -----------                   ------------
     Net increase in shares
       outstanding.......................      386,506                        66,792
                                           ===========                   ============

------------------
  # Distributions of net realized gain on securities transactions include $2,059 for The Medical Fund Advisor Class A.
  + Net proceeds from shares sold includes $4,286,185 related to The New
    Paradigm Fund Advisor Class A and $1,251,484 for The Medical Fund Advisor Class A.
 ++ Cost of shares redeemed include $147,033 related to The New Paradigm Fund
    Advisor Class A and $33,545 for The Medical Fund Advisor Class A.
+++ Reinvestment of distributions include $1,976 related to The Medical Fund
    Advisor Class A.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF CHANGES IN NET ASSETS

                                                                    THE SMALL CAP
                                                                 OPPORTUNITIES FUND
                                                             ---------------------------
                                                                             MARCH 20,
                                                               FOR THE        2000(1)
                                                              YEAR ENDED      THROUGH
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2001           2000
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss......................................  $    (63,585)   $     (220)
  Net realized gain (loss) on sale of investments, foreign
    currency and written option contracts expired or
    closed.................................................       232,427        (4,377)
  Net change in unrealized appreciation of investments,
    foreign currency and written options...................       557,121        17,547
                                                             ------------    ----------
      Net increase in net assets resulting from
        operations.........................................       725,963        12,950
                                                             ------------    ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income....................................            --            --
  Net realized gain on securities transactions.............            --            --
                                                             ------------    ----------
      Total dividends and distributions....................            --            --
                                                             ------------    ----------
FUND SHARE TRANSACTIONS:
  Net proceeds from shares sold............................    26,423,797+    1,020,815
  Reinvestment of distributions............................            --            --
  Cost of shares redeemed..................................   (18,399,774)     (516,471)
                                                             ------------    ----------
      Net increase in net assets from Fund share
        transactions.......................................     8,024,023       504,344
                                                             ------------    ----------
Total increase in net assets...............................     8,749,986       517,294
NET ASSETS:
  Beginning of period......................................       517,294            --
                                                             ------------    ----------
  End of period*...........................................  $  9,267,280    $  517,294
                                                             ============    ==========
*Including undistributed net investment income (loss)
  of:......................................................  $         --    $       --
                                                             ============    ==========
CHANGES IN SHARES OUTSTANDING -- INVESTOR CLASS:
  Shares sold..............................................     1,991,684        94,440
  Shares issued in reinvestment of dividends and
    distributions..........................................            --            --
  Shares redeemed..........................................    (1,399,263)      (47,826)
                                                             ------------    ----------
      Net increase in shares outstanding...................       592,421        46,614
                                                             ============    ==========
CHANGES IN SHARES OUTSTANDING -- CLASS A:
  Shares sold..............................................            65
  Shares issued in reinvestment of dividends and
    distributions..........................................            --
  Shares redeemed..........................................            --
                                                             ------------
      Net increase in shares outstanding...................            65
                                                             ============

------------------
(1) Commencement of operations.
 + Net proceeds from shares sold includes $942 related to The Small Cap Opportunities Fund Advisor Class A.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF CHANGES IN NET ASSETS

                                                               THE KINETICS GOVERNMENT
                                            THE ENERGY            MONEY MARKET FUND
                                               FUND       ---------------------------------
                                           ------------                       FEBRUARY 3,
                                             FOR THE          FOR THE           2000(1)
                                            YEAR ENDED      YEAR ENDED          THROUGH
                                           DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                               2001            2001              2000
-------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...........   $   (2,094)   $       895,545   $     1,201,432
  Net realized gain (loss) on sale of
    investments, foreign currency and
    written option contracts expired or
    closed...............................       (1,099)                --                --
  Net change in unrealized appreciation
    (depreciation) of investments,
    foreign currency and written
    options..............................      (60,271)                --                --
                                            ----------    ---------------   ---------------
      Net increase (decrease) in net
        assets resulting from
        operations.......................      (63,464)           895,545         1,201,432
                                            ----------    ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment income..................           --           (895,545)       (1,201,432)
  Net realized gain on securities
    transactions.........................           --                 --                --
                                            ----------    ---------------   ---------------
      Total dividends and
        distributions....................           --           (895,545)       (1,201,432)
                                            ----------    ---------------   ---------------
FUND SHARE TRANSACTIONS:
  Net proceeds from shares sold..........    1,024,275      1,463,141,832     1,770,605,048
  Reinvestment of distributions..........           --            680,718           885,969
  Cost of shares redeemed................     (481,417)    (1,390,468,240)   (1,749,959,021)
                                            ----------    ---------------   ---------------
      Net increase in net assets from
        Fund share transactions..........      542,858         73,354,310        21,531,996
                                            ----------    ---------------   ---------------
Total increase in net assets.............      479,394         73,354,310        21,531,996
NET ASSETS:
  Beginning of period....................        1,000         21,531,996                --
                                            ----------    ---------------   ---------------
  End of period*.........................   $  480,394    $    94,886,306   $    21,531,996
                                            ==========    ===============   ===============
*Including undistributed net investment
  income (loss) of:......................   $      118    $            --   $            --
                                            ==========    ===============   ===============
CHANGES IN SHARES OUTSTANDING -- INVESTOR
  CLASS:
  Shares sold............................      100,294      1,463,141,832     1,770,605,048
  Shares issued in reinvestment of
    dividends and distributions..........           --            680,718           885,969
  Shares redeemed........................      (49,827)    (1,390,468,240)   (1,749,959,021)
                                            ----------    ---------------   ---------------
      Net increase in shares
        outstanding......................       50,467         73,354,310        21,531,996
                                            ==========    ===============   ===============

------------------
(1) Commencement of operations.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS
 December 31, 2001

1.   ORGANIZATION

Kinetics Mutual Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is incorporated in the state of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund ("Internet"), The Internet Emerging Growth Fund ("Emerging"),The New Paradigm Fund ("New Paradigm"), The Medical Fund ("Medical"), The Small Cap Opportunities Fund ("Small Cap"), The Energy Fund ("Energy") and The Kinetics Government Money Market Fund ("Government") (each a "Feeder Fund" and collectively, the "Feeder Funds"). Investment operations of the Funds began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Emerging and New Paradigm), February 3, 2000 (Government), March 20, 2000 (Small Cap), and December 29, 2000 (Energy). Each series, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks its investment objective by investing all of its investable assets in a corresponding portfolio series (each a "Master Portfolio" and collectively the "Master Portfolios") of Kinetics Portfolios Trust (the "Trust").

On April 28, 2000, each Fund in the series, with the exception of Energy, entered into a master-feeder fund structure. Energy entered into a master-feeder fund structure upon commencement of operations. By entering into this structure, each Feeder Fund invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

Each Feeder Fund's respective interest in the corresponding Master Portfolio as of December 31, 2001 is as follows:

                                                            INTEREST IN
                                                          MASTER PORTFOLIO
                                                          ----------------
Internet Fund.........................................        99.998%
Emerging Fund.........................................        99.891%
New Paradigm Fund.....................................        99.869%
Medical Fund..........................................        99.973%
Small Cap Fund........................................        99.851%
Energy Fund...........................................        98.006%
Government Fund.......................................        99.974%

Prior to the conversion to a master-feeder fund structure, on April 28, 2000, each then existing Feeder Fund conducted its own investment operations. The Statement of Changes in Net Assets reflects the activities of the Feeder Funds prior to the conversion as well as the activities following the conversion.

Effective April 26, 2001, the Internet, New Paradigm and Medical Funds issued an
additional class of shares -- Advisor Class A. Effective           December 31,
2001, the Small Cap Fund issued an additional class of shares -- Advisor Class
A. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%. The investor class shares do not pay a 12b-1 fee or have a sales charge. Each class of shares for each Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A shares, the sales charge by the Advisor Class A shares, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares.

Refer to the Master Portfolio's financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

2.   SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Master Portfolio securities (other than Government) that are listed on a U.S. securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") for which market quotations are readily available are valued at the last quoted sale price as of 4:00 p.m. Eastern time on the day the valuation is made. Purchased options, futures, unlisted U.S. securities and

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent bid price. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Investments in The Kinetics Government Money Market Portfolio and instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. At December 31, 2001, The Internet Portfolio held four such securities while The Internet Emerging Growth Portfolio, The New Paradigm Portfolio and The Small Cap Opportunities Portfolio each held one such security which represented 4.07%, 0.19%, 0.32% and 3.73% of the Portfolio's total net assets, respectively.

REPURCHASE AGREEMENTS
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

WRITTEN OPTION ACCOUNTING
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

asked price reported on the day of the valuation. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

FOREIGN CURRENCY TRANSLATIONS
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

RESTRICTED SECURITIES
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2001, The Internet Emerging Growth Portfolio owned investment securities with an aggregate market value of $47,700 which were determined to be illiquid pursuant to

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

the guidelines adopted by the Board of Directors and the Board of Trustees. The illiquid securities of The Internet Emerging Growth Portfolio represent 0.92% of the net assets of the Master Portfolio.

WHEN-ISSUED SECURITIES
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

SECURITIES LENDING
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements to no more than 33 1/3% of its assets. Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

EXPENSE ALLOCATION
Common expenses incurred by Feeder Funds are allocated among the Feeder Funds
(i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Feeder Funds, depending on the nature of the expenditure.

Each Feeder Fund records its proportionate share of the Master Portfolio's expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund specific expenses as well as the expenses allocated from the Master Portfolio.

FEDERAL INCOME TAXES
Each Master Portfolio intends to qualify as a partnership for federal income tax purposes. Therefore, the Master Portfolios believe they will not be subject to any federal income tax on their income and net realized capital gains (if any). However, each investor in the Master Portfolios will report its allocable share of the Master Portfolio's income and capital gains for purposes of determining its federal income tax liability.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

It is the Feeder Funds' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Feeder Funds intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded. Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and gain items for financial statement and tax purposes. Additionally, the Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

OTHER
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective January 1, 2001, the Master Portfolios adopted the yield to maturity premium and discount amortization method on all fixed income securities, as required by the revised AICPA Audit and Accounting Guide for Investment Companies. At that time, the Internet Portfolio was the only portfolio that held fixed-income securities. Upon the adoption, the Internet Portfolio increased the cost of its fixed-income securities by $93,379, the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Feeder Funds' net asset values, but it changes the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. For the year

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

ended December 31, 2001, the interest income increased $164,512, Long-Term Capital gains decreased $139,916, and unrealized depreciation increased $24,596.

3.   REVOLVING CREDIT FACILITY

The Feeder Funds had established a revolving credit facility ("RCF") with certain financial institutions to be used for temporary or emergency purposes in order to meet redemption requests. Combined borrowings among all participating Feeder Funds were subject to a $100 million cap on the total RCF. For an individual Feeder Fund, borrowings under the RCF were limited to either the lesser of 5% of the market value of the Feeder Fund's total assets or any explicit borrowing limits in the Feeder Fund's prospectus. Principal and interest on each borrowing under the RCF were due not more than 30 days after the date of the borrowing. Borrowings under the RCF bore interest based on prevailing market rates as defined in the RCF. A commitment fee of 0.10% per annum was incurred on the unused portion of the RCF and was allocated to all participating Feeder Funds. For the period from January 1, 2001 through June 30, 2001, there were no borrowings by the Feeder Funds under the RCF. On June 30, 2001, the Feeder Funds elected not to renew the RCF.

4.   INVESTMENT ADVISER

Effective April 28, 2000, the Trust has an Investment Advisory Agreement (the "Agreement") with Kinetics Asset Management, Inc. (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. Under the terms of the Agreement, the Master Portfolios compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio's average daily net assets, except for The Kinetics Government Money Market Portfolio, which compensates the Adviser at a rate of 0.50% of the Master Portfolio's average daily net assets. The Adviser has contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to each Feeder Fund's daily net assets. The expense cap includes Feeder Fund-specific expenses as well as the Master Portfolio's expenses allocated to the Feeder Fund. These expense limitations may be terminated at any time. Under the terms of the Agreement, any Feeder Fund expenses waived or reimbursed by the Adviser may be recovered by the Adviser to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement. The Adviser intends to seek potential recovery of such amounts for a period of three years

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

from the fiscal year in which such amounts were waived or reimbursed. Waivers and reimbursements by the Adviser in years prior to 2001 which are subject to potential future recovery include $462,775, $15,222, $19,743, $93,681 and $11,899 in 2000 for Internet, Emerging, New Paradigm, Medical and Small Cap, respectively and $26,415 in 1999 for Medical. U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") performs transfer agent and fund accounting services for the Feeder Funds. U.S. Bancorp has agreed to waive a portion of the Feeder Funds' expenses. For the year ended December 31, 2001, the amounts earned by the Adviser and the reimbursed and waived expenses for the Feeder Funds are as follows:

                                                              INTERNET    EMERGING
                                                              --------    --------
Annual Advisory Rate......................................      1.25%        1.25%
Annual Cap on Expenses -- Investor Class..................        --         2.74%
Annual Cap on Expenses  -- Advisor Class A................        --          N/A
Expenses Reimbursed by Adviser............................     $  --      $63,887
Expenses Reimbursed by U.S. Bancorp.......................        --        8,802
                                                               -----      -------
    Total Reimbursements..................................     $  --      $72,689
                                                               =====      =======

                                                          NEW PARADIGM    MEDICAL
                                                          ------------    -------
Annual Advisory Rate..................................         1.25%        1.25%
Annual Cap on Expenses -- Investor Class..............         2.74%          --
Annual Cap on Expenses  -- Advisor Class A............         2.99%          --
Expenses Reimbursed by Adviser........................      $45,940        $  --
Expenses Reimbursed by U.S. Bancorp...................           --           --
                                                            -------        -----
    Total Reimbursements..............................      $45,940        $  --
                                                            =======        =====

                                                SMALL CAP    ENERGY     GOVERNMENT
                                                ---------    -------    ----------
Annual Advisory Rate........................        1.25%       1.25%       0.50%
Annual Cap on Expenses......................        2.74%       2.74%       1.24%
Expenses Reimbursed by Adviser..............     $45,787     $    --     $44,751
Expenses Reimbursed by U.S. Bancorp.........          --      65,964          --
                                                 -------     -------     -------
    Total Reimbursements....................     $45,787     $65,964     $44,751
                                                 =======     =======     =======

The Adviser also serves as administrator to the Feeder Funds. Effective April 28, 2000, under an Administrative Services Agreement with the Company on behalf of the Feeder Funds, the Adviser receives an annual administration fee equal to 0.05% of each Feeder Fund's average daily net assets, from which the Adviser will be responsible for the payment of a portion of such fees to U.S. Bancorp for certain sub-administrative services rendered to the Feeder Funds by U.S. Bancorp. In addition, the Master Portfolios allocate the applicable portion of master-level administrative expense to the Feeder Funds. Through an Administrative Services Agreement

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

with the Trust on behalf of the Master Portfolios, the Adviser receives an annual administration fee equal to 0.10% of each Master Portfolio's average daily net assets, from which the Adviser will be responsible for the payment of a portion of such fees to U.S. Bancorp. During the year ended December 31, 2001, Internet, Emerging, New Paradigm, Medical, Small Cap, Energy and Government incurred Feeder Fund specific expenses and expenses allocated proportionately from the corresponding Master Portfolios of $550,368, $7,591, $9,396, $71,404, $6,883, $719 and $60,037, respectively, pursuant to the Administrative Services Agreements.

The Adviser receives a shareholder servicing fee from the Feeder Funds pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Feeder Fund's average daily net assets. The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents which have a written shareholder servicing agreement with the Adviser and who perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Feeder Funds.

The Company, on behalf of the Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plans"). One Plan is for Advisor Class A shares, while the other Plan is for Advisor Classes B & C shares. Under the first Plan, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of shares to the Distributor or other qualified recipients under the Plan. During the year ended December 31, 2001, the Advisor Class A shares of the Internet, New Paradigm and Medical Funds were charged 0.25% of the average daily net asset value of their shares to the Distributor or other qualified recipients. Under the second Plan, Advisor Classes B & C shares pay an annual rate of 0.75% of the average daily net asset value of shares. At December 31, 2001, the Funds had not issued any Advisor Class B or C shares. During the year ended December 31, 2001, the Advisor Class A shares of the Internet, New Paradigm and Medical Funds incurred expenses of $882, $3,648 and $813, respectively, pursuant to the 12b-1 Plan.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

5.   INCOME TAXES

At December 31, 2001, the Feeder Funds had accumulated net realized capital loss carryovers expiring in the following years.

             FEEDER FUND                    2009           2008          2007
             -----------                 -----------    ----------    -----------
Internet.............................    $58,409,715    $       --    $31,189,619
Emerging.............................    $ 5,479,052    $2,615,474    $        --
New Paradigm.........................    $        --    $   85,518    $        --
Medical..............................    $        --    $       --    $        --
Small Cap............................    $        --    $       --    $        --
Energy...............................    $     1,099    $       --    $        --

To the extent that the Feeder Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers. The New Paradigm Fund utilized $160,603 of its accumulated capital loss carryovers during the year ended December 31, 2001.

At December 31, 2001, the following Feeder Funds deferred, on a tax basis, post-October losses of:

                        FEEDER FUND                            POST-OCTOBER LOSSES
                        -----------                            -------------------
Internet...................................................        $18,224,605
Emerging...................................................            437,143
New Paradigm...............................................                144
Small Cap..................................................             15,149

For the year ended December 31, 2001, the Medical Fund paid a short-term capital gain distribution of $0.03087 per share or $71,155 to the Investor Class shares and $2,059 to the Advisor Class A shares which is characterized as ordinary income for income tax purposes. The Government Fund had dividends of $0.02338 per share or $895,545 which are characterized as ordinary income for income tax purposes.

The tax undistributed amounts at December 31, 2001, were as follows:

                                                     UNDISTRIBUTED       LONG-TERM
                  FEEDER FUND                       ORDINARY INCOME    CAPITAL GAINS
                  -----------                       ---------------    -------------
Medical.........................................        $59,020           $75,306
Small Cap.......................................        $37,858           $    --

6.   ADDITIONAL TAX INFORMATION (UNAUDITED)

The Medical and Small Cap Funds hereby designate $1,082,983 and $3,458, respectively, which includes earnings and profits distributed to shareholders on redemption of shares, as a long-term capital gain distribution for purposes of the dividends paid deduction.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 FINANCIAL HIGHLIGHTS

                               THE INTERNET FUND

                                                                        ADVISOR CLASS A
                                                  INVESTOR CLASS           APRIL 26,
                                                     FOR THE                2001(+)
                                                    YEAR ENDED              THROUGH
                                                   DECEMBER 31,          DECEMBER 31,
                                                       2001                  2001
                                                  --------------        ---------------
PER SHARE DATA(3)
  Net Asset Value,
    Beginning of Period..........................   $   24.12               $23.50
                                                    ---------               ------
  Income from Investment Operations:
    Net investment income (loss).................       (0.17)               (0.12)(6)
    Net realized and unrealized gain (loss) on
       investments...............................       (2.15)               (1.63)
                                                    ---------               ------
         Total gain (loss) from investment
           operations............................       (2.32)               (1.75)
                                                    ---------               ------
  Less Distributions:
    From net investment income...................          --                   --
    From net realized gains......................          --                   --
                                                    ---------               ------
         Total distributions.....................          --                   --
                                                    ---------               ------
  Net Asset Value, End of Period.................   $   21.80               $21.75
                                                    =========               ======
  Total Return...................................       (9.62)%              (7.45)%(1)(5)
SUPPLEMENTAL DATA AND RATIOS
  Net assets, end of period (000's)..............   $ 297,793               $  975
  Ratio of expenses to average net assets:
       Before expense reimbursement..............        2.37%                2.62%(2)
       After expense reimbursement...............        2.37%                2.62%(2)
  Ratio of net investment income (loss) to
    average net assets:
       Before expense reimbursement..............       (0.61)%              (0.86)%(2)
       After expense reimbursement...............       (0.61)%              (0.86)%(2)
  Portfolio turnover rate........................         N/A                  N/A

------------------
 (+) Commencement of operations.
(1) Not annualized.
(2) Annualized.
(3) Information presented relates to a share of capital stock outstanding for the entire period.
(4) Rate listed represents the portfolio turnover rate from January 1, 2000 through April 28, 2000 (date on which Feeder Fund entered into a master-feeder fund structure).
(5) The total return calculation does not reflect the 5.75% front end sales charge.
(6) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                     See Notes to the Financial Statements.


                      INVESTOR CLASS
              FOR THE YEAR ENDED DECEMBER 31,
    ---------------------------------------------------
      2000            1999           1998         1997
    --------       ----------       -------       -----
    $  49.73       $    15.72       $  5.31       $4.71
    --------       ----------       -------       -----
       (0.76)           (0.30)        (0.08)       0.01
      (24.85)           34.33         10.50        0.59
    --------       ----------       -------       -----
      (25.61)           34.03         10.42        0.60
    --------       ----------       -------       -----
          --               --            --          --
          --            (0.02)        (0.01)         --
    --------       ----------       -------       -----
          --            (0.02)        (0.01)         --
    --------       ----------       -------       -----
    $  24.12       $    49.73       $ 15.72       $5.31
    ========       ==========       =======       =====
      (51.50)%         216.50%       196.14%      12.74%
    $432,978       $1,163,097       $22,159       $ 150
        2.06%            2.00%         3.08%       3.60%
        2.00%            2.00%         3.08%       0.08%
       (1.49)%          (1.29)%       (2.92)%     (3.33)%
       (1.43)%          (1.29)%       (2.92)%      0.19%
          21%(4)           89%           80%         50%

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 FINANCIAL HIGHLIGHTS

                                                           THE INTERNET
                                                       EMERGING GROWTH FUND
                                                   ----------------------------
                                                     FOR THE         FOR THE
                                                    YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,    DECEMBER 31,
                                                       2001            2000
                                                   ------------    ------------
PER SHARE DATA(1)
  Net Asset Value,
    Beginning of Period...........................    $ 3.69          $10.00
                                                      ------          ------
  Income from Investment Operations:
    Net investment loss...........................     (0.03)          (0.03)
    Net realized and unrealized gain (loss) on
       investments................................      0.64           (6.28)
                                                      ------          ------
         Total gain (loss) from investment
           operations.............................      0.61           (6.31)
                                                      ------          ------
  Less Distributions:
    From net investment income....................        --              --
    From net realized gains.......................        --              --
                                                      ------          ------
         Total distributions......................        --              --
                                                      ------          ------
  Net Asset Value, End of Period..................    $ 4.30          $ 3.69
                                                      ======          ======
  Total Return....................................     16.53%         (63.10)%
SUPPLEMENTAL DATA AND RATIOS
  Net assets, end of period (000's)...............    $5,277          $4,378
  Ratio of expenses to average net assets:
       Before expense reimbursement...............      4.17%           3.33%
       After expense reimbursement................      2.74%           2.00%
  Ratio of net investment loss to average net
    assets:
       Before expense reimbursement...............     (2.09)%         (1.76)%
       After expense reimbursement................     (0.66)%         (0.43)%
  Portfolio turnover rate.........................       N/A              17%(2)

------------------
 (+) Commencement of operations.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Rate listed represents the portfolio turnover rate from January 1, 2000 through April 28, 2000 (date on which Feeder Fund entered into a master-feeder fund structure).
(3) The amount is less than $0.005 per share.
(4) Not annualized.
(5) Annualized.
(6) The total return calculation does not reflect the 5.75% front end sales charge.
(7) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 FINANCIAL HIGHLIGHTS

                                                   THE NEW PARADIGM FUND
                                     --------------------------------------------------
                                                      ADVISOR CLASS A
                                     INVESTOR CLASS      APRIL 26,       INVESTOR CLASS
                                        FOR THE           2001(+)           FOR THE
                                       YEAR ENDED         THROUGH          YEAR ENDED
                                      DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
                                          2001             2001               2000
                                     --------------   ---------------    --------------
PER SHARE DATA(1)
  Net Asset Value,
    Beginning of Period............      $10.40           $10.42             $10.00
                                         ------           ------             ------
  Income from Investment
    Operations:
    Net investment loss:...........       (0.13)           (0.10)(7)          (0.00)(3)
    Net realized and unrealized
       gain on investments.........        0.34             0.26               0.40
                                         ------           ------             ------
         Total gain from investment
           operations..............        0.21             0.16               0.40
                                         ------           ------             ------
  Less Distributions:
    From net investment income.....          --               --                 --
    From net realized gains........          --               --                 --
                                         ------           ------             ------
         Total distributions.......          --               --                 --
                                         ------           ------             ------
  Net Asset Value, End of Period...      $10.61           $10.58             $10.40
                                         ======           ======             ======
  Total Return.....................        2.02%            1.54%(4)(6)        4.00%
SUPPLEMENTAL DATA AND RATIOS
  Net assets, end of period
    (000's)........................      $4,817           $4,091             $3,803
  Ratio of expenses to average net
    assets:
       Before expense
         reimbursement.............        3.47%            3.72%(5)           4.96%
       After expense
         reimbursement.............        2.74%            2.99%(5)           2.00%
  Ratio of net investment loss to
    average net assets:
       Before expense
         reimbursement.............       (1.91)%          (2.16)%(5)         (3.02)%
       After expense
         reimbursement.............       (1.18)%          (1.43)%(5)         (0.06)%
  Portfolio turnover rate..........         N/A              N/A                  5%(2)

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 FINANCIAL HIGHLIGHTS

                                                             THE MEDICAL FUND
                                 ------------------------------------------------------------------------
                                                                                         INVESTOR CLASS
                                 INVESTOR CLASS    ADVISOR CLASS A    INVESTOR CLASS     SEPTEMBER 30,
                                    FOR THE       APRIL 26, 2001(+)      FOR THE            1999(+)
                                   YEAR ENDED          THROUGH          YEAR ENDED          THROUGH
                                  DECEMBER 31,      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                      2001              2001               2000               1999
                                 --------------   -----------------   --------------   ------------------
PER SHARE DATA(3)
  Net Asset Value, Beginning of
    Period......................     $ 20.98            $18.24            $ 13.35            $10.00
                                     -------            ------            -------            ------
  Income from Investment
    Operations:
    Net investment loss.........       (0.25)            (0.17)(7)          (0.15)            (0.02)
    Net realized and unrealized
      gain (loss) on
      investments...............       (2.64)            (0.03)              7.78              3.37
                                     -------            ------            -------            ------
         Total gain (loss) from
           investment
           operations...........       (2.89)            (0.20)              7.63              3.35
                                     -------            ------            -------            ------
  Less Distributions:
    From net investment
      income....................          --                --                 --                --
    From net realized gains.....       (0.03)            (0.03)                --                --
                                     -------            ------            -------            ------
         Total distributions....       (0.03)            (0.03)                --                --
                                     -------            ------            -------            ------
  Net Asset Value, End of
    Period......................     $ 18.06            $18.01            $ 20.98            $13.35
                                     =======            ======            =======            ======
  Total Return..................      (13.77)%           (1.09)%(1)(6)       57.15%           33.50%(1)
SUPPLEMENTAL DATA AND RATIOS
  Net assets, end of period
    (000's).....................     $40,416            $1,203            $63,314            $6,944
  Ratio of expenses to average
    net assets:
      Before expense
         reimbursement..........        2.28%             2.53%(2)           2.21%             5.99%(2)
      After expense
         reimbursement..........        2.28%             2.53%(2)           2.00%             2.00%(2)
  Ratio of net investment loss
    to average net assets:
      Before expense
         reimbursement..........       (1.17)%(2)        (1.42)%(2)         (1.24)%           (5.24)%(2)
      After expense
         reimbursement..........       (1.17)%(2)        (1.42)%(2)         (1.03)%           (1.25)%(2)
  Portfolio turnover rate.......         N/A               N/A                  1%(4)             1%

------------------
(+)  Commencement of operations.
(1)  Not annualized.
(2)  Annualized.
(3) Information presented relates to a share of capital stock outstanding for the entire period.
(4) Rate listed represents the portfolio turnover rate from January 1, 2000 through April 28, 2000 (date on which Feeder Fund entered into a master-feeder fund structure).
(5)  The amount listed is less than $0.005 per share.
(6) The total return calculation does not reflect the 5.75% front end sales charge.
(7) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 FINANCIAL HIGHLIGHTS

                                                       THE SMALL CAP
                                                    OPPORTUNITIES FUND
                                     -------------------------------------------------
                                                                        INVESTOR CLASS
                                     INVESTOR CLASS                       MARCH 20,
                                        FOR THE                            2000(+)
                                       YEAR ENDED     ADVISOR CLASS A      THROUGH
                                      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                          2001            2001(+)            2000
                                     --------------   ---------------   --------------
PER SHARE DATA(3)
  Net Asset Value,
    Beginning of Period............      $11.10           $14.50            $10.00
                                         ------           ------            ------
  Income from Investment
    Operations:
    Net investment income (loss)...       (0.19)(7)           --             (0.00)(5)
    Net realized and unrealized
       gain (loss) on
       investments.................        3.59               --              1.10
                                         ------           ------            ------
         Total gain (loss) from
           investment operations...        3.40               --              1.10
                                         ------           ------            ------
  Less Distributions:
    From net investment income.....          --               --                --
    From net realized gains........          --               --                --
                                         ------           ------            ------
         Total distributions.......          --               --                --
                                         ------           ------            ------
  Net Asset Value, End of Period...      $14.50           $14.50            $11.10
                                         ======           ======            ======
  Total Return.....................       30.63%            0.00%(1)         11.00%(1)
SUPPLEMENTAL DATA AND RATIOS
  Net assets, end of period
    (000's)........................      $9,266           $    1            $  517
  Ratio of expenses to average net
    assets:
       Before expense
         reimbursement.............        3.73%             N/A             24.50%(2)
       After expense
         reimbursement.............        2.74%             N/A              2.00%(2)
  Ratio of net investment income
    (loss) to average net assets:
       Before expense
         reimbursement.............       (2.37)%            N/A            (22.59)%(2)
       After expense
         reimbursement.............       (1.38)%            N/A             (0.09)%(2)
  Portfolio turnover rate..........         N/A              N/A                 8%(4)

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 FINANCIAL HIGHLIGHTS

                                                       THE KINETICS GOVERNMENT
                                       THE ENERGY         MONEY MARKET FUND
                                          FUND       ---------------------------
                                      ------------                  FEBRUARY 3,
                                        FOR THE        FOR THE        2000(+)
                                       YEAR ENDED     YEAR ENDED      THROUGH
                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2001           2001           2000
                                      ------------   ------------   ------------
PER SHARE DATA(3)
  Net Asset Value, Beginning of
    Period...........................    $10.00        $  1.00        $  1.00
                                         ------        -------        -------
  Income from Investment Operations:
    Net investment income (loss).....     (0.04)          0.02           0.04
    Net realized and unrealized gain
       (loss) on investments.........     (0.46)            --             --
                                         ------        -------        -------
         Total gain (loss) from
           investment operations.....     (0.50)          0.02           0.04
                                         ------        -------        -------
  Less Distributions:
    From net investment income.......        --          (0.02)         (0.04)
    From net realized gains..........        --             --             --
                                         ------        -------        -------
         Total distributions.........        --          (0.02)         (0.04)
                                         ------        -------        -------
  Net Asset Value, End of Period.....    $ 9.50        $  1.00        $  1.00
                                         ======        =======        =======
  Total Return.......................     (5.00)%         2.36%          4.20%(1)
SUPPLEMENTAL DATA AND RATIOS
  Net assets, end of period
    (000's)..........................    $  480        $94,886        $21,532
  Ratio of expenses to average net
    assets:
       Before expense
         reimbursement...............     15.97%          1.35%          1.43%(2)
       After expense reimbursement...      2.74%          1.24%          1.25%(2)
  Ratio of net investment income
    (loss) to average net assets:
       Before expense
         reimbursement...............    (13.65)%         2.12%          4.61%(2)
       After expense reimbursement...     (0.42)%         2.23%          4.79%(2)
  Portfolio turnover rate............       N/A            N/A            N/A

------------------
(+)  Commencement of operations.
(1)  Not annualized.
(2)  Annualized.
(3) Information presented relates to a share of capital stock outstanding for the entire period.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC.
 REPORT OF INDEPENDENT ACCOUNTANTS

     To the Board of Directors and Shareholders of Kinetics Mutual Funds, Inc.

     In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Internet Fund, The Internet Emerging Growth Fund, The New Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Energy Fund, and The Kinetics Government Money Market Fund (each a series of Kinetics Mutual Funds, Inc., hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations for the year then ended, and the changes in each of their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The financial statements and the financial highlights of the Funds for the year ended December 31, 1999, and each of the preceding periods presented were audited by other independent accountants, whose report dated January 18, 2000 expressed an unqualified opinion on those statements.

     [PRICEWATERHOUSEECOOPERS LLP]
     PricewaterhouseCoopers LLP
     Milwaukee, Wisconsin
     February 28, 2002

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Investments -- December 31, 2001

COMMON STOCKS -- 90.63%+                       SHARES          VALUE
------------------------------------------------------------------------
ACCESS/BROADBAND -- 2.73%+
PrimaCom AG ADR*.........................        548,000    $    860,415
UnitedGlobalCom, Inc. -- Class A*........      1,315,916       6,579,580
United Pan-Europe Communications N.V. --
  Class A ADR*...........................      1,400,000         728,000
                                                            ------------
                                                               8,167,995
                                                            ------------
BUSINESS SERVICES -- 12.89%+
CheckFree Corporation*...................        366,100       6,589,800
eSPEED, Inc. -- Class A*.................      1,000,000       8,280,000
Harris Interactive, Inc.*................        254,900         739,210
Information Holdings, Inc.*..............         18,400         520,904
Kroll, Inc.*.............................      1,172,000      17,697,200
NetRatings, Inc.*........................        228,100       3,576,608
Register.com, Inc.*......................         40,000         460,000
WebMD Corporation*.......................        100,000         706,000
                                                            ------------
                                                              38,569,722
                                                            ------------
COMPUTER SERVICES -- 1.23%+
CACI International, Inc. -- Class A*.....         80,000       3,158,800
SunGard Data Systems, Inc.*..............         18,000         520,740
                                                            ------------
                                                               3,679,540
                                                            ------------
E-COMMERCE -- 6.33%+
Catalina Marketing Corporation*..........         50,000       1,735,000
Expedia, Inc. -- Class A*................        180,000       7,309,800
Priceline.com Incorporated*..............        200,000       1,164,000
Ticketmaster -- Class B*.................        105,000       1,720,950
Travelocity.com, Inc.*...................        244,000       7,005,240
                                                            ------------
                                                              18,934,990
                                                            ------------
EDUCATIONAL SERVICES -- 0.20%+
University of Phoenix Online*............         18,000         586,620
                                                            ------------
FINANCE -- 2.51%+
Deutsche Boerse AG.......................         64,000       2,536,064
E*TRADE Group, Inc.*.....................        229,000       2,347,250
Euronext*................................        120,000       2,137,133

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                               SHARES          VALUE
------------------------------------------------------------------------
FINANCE -- 2.51%+ (CONTINUED)
London Stock Exchange PLC................         66,000    $    405,356
Net.B@nk, Inc.*..........................         10,000         104,800
                                                            ------------
                                                               7,530,603
                                                            ------------
HOLDING COMPANIES -- 3.34%+
Groupe Bruxelles Lambert S.A.............        100,000       5,258,237
Pargesa Holding AG -- Class B............          2,405       4,751,189
                                                            ------------
                                                              10,009,426
                                                            ------------
INFRASTRUCTURE -- 26.73%+
Commonwealth Telephone Enterprises,
  Inc.*..................................        716,500      32,600,750
Commonwealth Telephone Enterprises,
  Inc. -- Class B*.......................         14,000         574,000
Cree, Inc.*..............................          3,000          88,380
General Motors Corporation -- Class H*...        124,000       1,915,800
Liberty Livewire Corporation -- Class
  A*.....................................        285,843       1,985,780
Lynch Corporation*.......................         21,400         385,200
Lynch Interactive Corporation*...........        182,190      12,571,110
RCN Corporation*.........................      1,417,000       4,151,810
Sunshine PCS Corporation -- Class A*++...        149,890         247,318
Telephone and Data Systems, Inc..........        284,000      25,489,000
                                                            ------------
                                                              80,009,148
                                                            ------------
INTERNET TECHNOLOGY/HARDWARE -- 0.82%+
McAfee.com Corporation*..................          3,000         101,730
Mercury Computer Systems, Inc.*..........         60,000       2,346,600
                                                            ------------
                                                               2,448,330
                                                            ------------
INTERNET TECHNOLOGY/SOFTWARE -- 17.90%+
BARRA, Inc.*.............................        292,000      13,750,280
Cognizant Technology Solutions
  Corporation*...........................        196,000       8,032,080
Gemstar TV Guide International, Inc.*....        720,000      19,944,000
IMS Health Incorporated..................        608,000      11,862,080
                                                            ------------
                                                              53,588,440
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                               SHARES          VALUE
------------------------------------------------------------------------
MEDIA CONTENT -- 15.95%+
Getty Images, Inc.*......................         10,000    $    229,800
Liberty Media Corporation -- Class A*....      2,701,000      37,814,000
MarketWatch.com, Inc.*...................        244,000         802,760
ProQuest Company*........................         27,000         915,570
The Washington Post Company -- Class B...          4,400       2,332,000
USA Networks, Inc.*......................        200,000       5,462,000
Yahoo! Inc.*.............................         10,000         177,400
                                                            ------------
                                                              47,733,530
                                                            ------------
TOTAL COMMON STOCKS
  (cost $368,378,214)....................                    271,258,344
                                                            ------------

PREFERRED STOCKS -- 0.33%+
------------------------------------------------------------------------
ACCESS/BROADBAND -- 0.12%+
UnitedGlobalCom, Inc., CLB, 7.000%,
  12/31/2049.............................         57,400         373,100
                                                            ------------
ENTERTAINMENT -- 0.01%+
Marvel Enterprises, Inc., CLB, 8.000%,
  10/01/2011++...........................         10,824          37,884
                                                            ------------
TELECOMMUNICATION SERVICES -- 0.20%+
Level 3 Communications, Inc., CLB,
  11.250%, 03/15/2010++..................      1,200,000         587,711
                                                            ------------
TOTAL PREFERRED STOCKS
  (cost $938,689)........................                        998,695
                                                            ------------

                                              PRINCIPAL
CORPORATE BONDS -- 1.31%+                      AMOUNT
------------------------------------------------------------------------
ACCESS/BROADBAND -- 0.19%+
UnitedGlobalCom, Inc.,CLB, 0.000%,
  2/15/2008(+)...........................    $ 2,000,000         580,000
                                                            ------------
INFRASTRUCTURE -- 0.51%+
SBS Broadcasting S.A., CLB, 7.000%,
  12/1/2004..............................      1,800,000       1,514,250
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                              PRINCIPAL
                                               AMOUNT          VALUE
------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.61%+
Level 3 Communications, Inc., CLB,
  0.000%, 3/15/2010(+)...................    $ 3,200,000    $    736,000
RCN Corporation, CLB, 10.000%,
  10/15/2007.............................        700,000         290,500
RCN Corporation, CLB, 0.000%,
  10/15/2007(+)..........................        705,000         207,975
RCN Corporation, CLB, 0.000%,
  7/1/2008(+)............................      2,000,000         600,000
                                                            ------------
                                                               1,834,475
                                                            ------------
TOTAL CORPORATE BONDS
  (cost $5,408,041)......................                      3,928,725
                                                            ------------

CORPORATE BONDS -
CONVERTIBLE -- 4.20%+
------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.42%+
Level 3 Communications, Inc., CLB,
  6.000%, 3/15/2010......................      4,600,000       1,253,500
                                                            ------------
VENTURE CAPITAL -- 3.78%+
Safeguard Scientifics, Inc., CLB, 5.000%,
  06/15/2006++...........................     20,200,000      11,312,000
                                                            ------------
TOTAL CORPORATE BONDS -- CONVERTIBLE
  (cost $16,613,620).....................                     12,565,500
                                                            ------------

PUT OPTIONS PURCHASED -- 0.01%+               CONTRACTS
------------------------------------------------------------------------
eBAY, Inc.
  Expiring January 2004 at $30.00 (cost
     $30,675)............................             50          20,500
                                                            ------------

                                              PRINCIPAL
                                               AMOUNT
SHORT-TERM INVESTMENTS -- 31.45%+             OR SHARES
------------------------------------------------------------------------
DISCOUNT NOTES -- 27.85%+
Federal Home Loan Bank Discount Note(1),
  1.7000%, 01/02/02......................    $83,355,000      83,351,990
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                              PRINCIPAL
                                               AMOUNT
                                              OR SHARES        VALUE
------------------------------------------------------------------------
INVESTMENT COMPANIES -- 3.60%+
First American Prime Obligations Fund....    $10,777,316    $ 10,777,316
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $94,129,306).....................                     94,129,306
                                                            ------------
TOTAL INVESTMENTS -- 127.93%+
  (COST $485,498,545)....................                   $382,901,070
                                                            ============

------------------
* -- Non-income producing security.
ADR -- American Depository Receipts.
1 -- All or a portion of the security has been committed as collateral for written option contracts.

(+) -- Security has a stepped interest rate. The rate listed is as of December
       31, 2001.
+  -- Calculated as a percentage of net assets.
++ -- Fair Valued Security.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET EMERGING GROWTH PORTFOLIO
 Portfolio of Investments -- December 31, 2001

COMMON STOCKS -- 69.68%+                          SHARES        VALUE
------------------------------------------------------------------------
ACCESS/BROADBAND -- 4.89%+
Nucentrix Broadband Networks, Inc.*.........        12,000    $  132,000
Sirius Satellite Radio, Inc.*...............         1,400        16,282
UTStarcom, Inc.*............................         2,600        74,100
XM Satellite Radio Holdings, Inc. -- Class
  A*........................................         1,700        31,212
                                                              ----------
                                                                 253,594
                                                              ----------
BUSINESS SERVICES -- 6.39%+
Kroll, Inc.*................................         5,600        84,560
NetRatings, Inc.*...........................         5,500        86,240
Register.com, Inc.*.........................        14,000       161,000
                                                              ----------
                                                                 331,800
                                                              ----------
FINANCE -- 4.65%+
Actrade Financial Technologies, Ltd.*.......         8,200       241,490
                                                              ----------
INFRASTRUCTURE -- 21.48%+
Axcelis Technologies, Inc.*.................           200         2,578
Commonwealth Telephone Enterprises, Inc.*...         2,000        91,000
Global Light Telecommunications, Inc.*......        34,000        64,600
IDT Corporation.............................        10,000       195,100
IDT Corporation -- Class B*.................        10,000       166,100
ITXC Corporation*...........................         2,000        14,380
Liberty Digital, Inc. -- Class A*...........         4,100        14,186
Liberty Livewire Corporation -- Class A*....         4,400        30,567
Lynch Interactive Corporation*..............         6,100       420,900
Nextel Partners, Inc. -- Class A*...........           250         3,000
RADWARE, Ltd.*..............................         3,900        50,661
RCN Corporation*............................         5,000        14,650
Sunrise Telecom Incorporated*...............         7,000        28,070
Sunshine PCS Corporation -- Class A*++......         6,000         9,900
Vertex Interactive, Inc.*...................        10,000         9,400
                                                              ----------
                                                               1,115,092
                                                              ----------
INTERNET TECHNOLOGY/HARDWARE -- 2.09%+
Amkor Technology, Inc.*.....................         2,500        40,075
CompuCom Systems, Inc.*.....................        12,200        27,571
Legend Holdings Limited ADR.................         4,000        40,780
                                                              ----------
                                                                 108,426
                                                              ----------
MEDIA CONTENT -- 0.83%+
MIH, Ltd.*..................................         5,900        43,070
                                                              ----------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET EMERGING GROWTH PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                                  SHARES        VALUE
------------------------------------------------------------------------
VENTURE CAPITAL -- 29.35%+
Ampal-American Israel Corporation -- Class
  A*........................................        17,800    $  101,460
Interactive Data Corporation................        58,000       820,120
London Pacific Group Limited ADR............        28,000       110,880
Micro General Corporation...................        18,500       253,635
RoboGroup T.E.K., Ltd.*2....................        45,000        47,700
Tredegar Corporation........................        10,000       190,000
                                                              ----------
                                                               1,523,795
                                                              ----------
TOTAL COMMON STOCKS
  (cost $5,991,640).........................                   3,617,267
                                                              ----------
                                                PRINCIPAL
SHORT-TERM INVESTMENTS -- 32.70%+                 AMOUNT
------------------------------------------------------------------------
DISCOUNT NOTES -- 16.41%+
Federal Home Loan Bank Discount Note,
  1.7000%, 01/02/2002.......................    $  851,969       851,969
                                                              ----------
VARIABLE RATE DEMAND NOTES** -- 16.29%+
American Family, 1.6531%....................       210,356       210,356
Firstar Bank, N.A., 1.6756%.................       211,520       211,520
Wisconsin Corporate Central Credit Union,
  1.5956%...................................       208,962       208,962
Wisconsin Electric Power Company, 1.6531%...       214,880       214,880
                                                              ----------
                                                                 845,718
                                                              ----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,697,687).........................                   1,697,687
                                                              ----------
TOTAL INVESTMENTS -- 102.38%+
  (COST $7,689,327).........................                  $5,314,954
                                                              ==========

------------------
*  -- Non-income producing security.
** -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2001.
ADR -- American Depository Receipts.
2 -- Illiquid Security. Not readily convertible into cash, that is not actively traded and would be difficult to sell in a current sale.
+  -- Calculated as a percentage of net assets.
++ -- Fair Valued Security.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE NEW PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2001

COMMON STOCKS -- 83.40%+                         SHARES      VALUE
---------------------------------------------------------------------
ADVERTISING/MARKETING -- 0.71%+
Harte-Hanks, Inc..............................     1,800   $   50,706
The Interpublic Group of Companies, Inc.......       400       11,816
                                                           ----------
                                                               62,522
                                                           ----------
AEROSPACE/DEFENSE -- 2.11%+
The Boeing Company............................     4,800      186,144
                                                           ----------
BEVERAGES -- 0.03%+
Taittinger S.A................................        25        2,892
                                                           ----------
BUSINESS SERVICES -- 1.67%+
Automatic Data Processing, Inc................     1,000       58,900
Imagistics International, Inc.*...............        80          988
Pitney Bowes, Inc.............................     1,000       37,610
Ritchie Bros. Auctioneers Incorporated*.......     2,000       49,760
                                                           ----------
                                                              147,258
                                                           ----------
DIVERSIFIED OPERATIONS -- 0.29%+
Dynegy Inc. -- Class A........................     1,000       25,500
                                                           ----------
COMMERCIAL PRINTING -- 0.73%+
Valassis Communications, Inc.*................     1,800       64,116
                                                           ----------
FINANCIAL SERVICES -- 10.18%+
Bank of Bermuda, Ltd.*++......................       600       28,650
Barclays PLC -- ADR...........................       100       13,455
Deutsche Boerse AG............................     1,800       71,327
Euronext*.....................................     3,000       53,428
Federal Agricultural Mortgage Corporation --
  Class C *...................................       400       16,200
Fifth Third Bancorp...........................       450       27,599
Gabelli Asset Management, Inc. -- Class A*....     1,800       77,760
Investor AB -- Class B........................     2,000       21,831
Investors Financial Services Corporation......     1,000       66,210
Jefferies Group, Inc..........................     2,400      101,544
LaBranche & Co. Inc.*.........................     1,800       62,028
Legg Mason, Inc...............................     1,000       49,980
London Stock Exchange PLC.....................     8,000       49,134
Moody's Corporation...........................       400       15,944

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE NEW PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                                 SHARES      VALUE
---------------------------------------------------------------------
FINANCIAL SERVICES -- 10.18%+ -- (CONTINUED)
Neuberger Berman, Inc.........................       600   $   26,340
The Bear Stearns Companies, Inc...............       400       23,456
The Dun & Bradstreet Corporation*.............     3,600      127,080
The FINOVA Group, Inc.*.......................    18,000       10,980
The Goldman Sachs Group, Inc..................       600       55,650
                                                           ----------
                                                              898,596
                                                           ----------
HOLDING COMPANIES -- 19.24%+
Berkshire Hathaway, Inc. -- Class B...........       180      454,500
Groupe Bruxelles Lambert S.A..................    17,000      893,900
Pargesa Holding AG -- Class B.................        48       94,826
Power Corporation of Canada...................    10,000      244,064
Velcro Industries N.V.........................     1,000       11,100
                                                           ----------
                                                            1,698,390
                                                           ----------
HOSPITALITY -- 0.06%+
Societe du Louvre.............................       100        5,592
                                                           ----------
INFRASTRUCTURE -- 0.94%+
Lynch Interactive Corporation*................     1,200       82,800
                                                           ----------
MEDIA CONTENT -- 8.29%+
Dow Jones & Company, Inc......................       100        5,473
Meredith Corporation..........................     3,000      106,950
Pearson PLC ADR...............................     1,175       14,429
The E.W. Scripps Company -- Class A...........     5,000      330,000
The News Corporation Limited ADR..............     1,000       31,810
The New York Times Company -- Class A.........       600       25,950
The Walt Disney Company.......................     1,850       38,332
The Washington Post Company -- Class B........       300      159,000
Tribune Company...............................       525       19,651
                                                           ----------
                                                              731,595
                                                           ----------
MINING -- 1.21%+
Anglo American PLC -- ADR.....................     1,200       18,132
Franco-Nevada Mining Corporation, Ltd.........     6,000       88,517
                                                           ----------
                                                              106,649
                                                           ----------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE NEW PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                                 SHARES      VALUE
---------------------------------------------------------------------
PHARMACEUTICALS -- 2.52%+
Merck & Company, Inc..........................     1,200   $   70,560
Pfizer, Inc...................................     2,000       79,700
Schering-Plough Corporation...................     2,000       71,620
                                                           ----------
                                                              221,880
                                                           ----------
PROPERTY/CASUALTY INSURANCE -- 24.07%+
Alleghany Corporation*........................     2,740      527,313
Fairfax Financial Holdings, Ltd.*.............     1,000      102,738
Fidelity National Financial, Inc..............     6,000      148,800
Leucadia National Corporation.................    12,000      346,440
Markel Corporation*...........................       200       35,930
Wesco Financial Corporation...................     1,400      441,000
White Mountains Insurance Group, Ltd..........     1,500      522,000
                                                           ----------
                                                            2,124,221
                                                           ----------
PUBLISHING -- 2.63%+
John Wiley & Sons, Inc. -- Class A............     1,000       23,030
John Wiley & Sons, Inc. -- Class B............     9,000      209,250
                                                           ----------
                                                              232,280
                                                           ----------
REAL ESTATE DEVELOPMENT -- 8.72%+
American Real Estate Partners, L.P.*..........     4,000       36,120
Catellus Development Corporation*.............    14,400      264,960
Forest City Enterprises, Inc. -- Class A......     5,000      193,500
Trizec Hahn Corporation.......................     8,000      125,600
Vornado Realty Trust..........................     3,600      149,760
                                                           ----------
                                                              769,940
                                                           ----------
TOTAL COMMON STOCKS
  (cost $7,143,314)...........................              7,360,375
                                                           ----------
                                                PRINCIPAL
CORPORATE BONDS -- CONVERTIBLE -- 2.64%+         AMOUNT
----------------------------------------------------------------------
REAL ESTATE DEVELOPMENT -- 2.64%+
Trizec Hahn Corporation, CLB, 3.000%,
  01/29/2021 (cost $228,017)..................  $400,000       233,000
                                                            ----------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE NEW PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

PUT OPTIONS PURCHASED -- 0.29%+                 CONTRACTS     VALUE
----------------------------------------------------------------------
The Walt Disney Company
  Expiring January 2003 at $35.00
  (cost $10,638)..............................        18    $   25,830
                                                            ----------
                                                PRINCIPAL
VARIABLE RATE DEMAND NOTES** -- 12.58%+          AMOUNT
----------------------------------------------------------------------
American Family, 1.6531%......................  $278,649       278,649
Firstar Bank, N.A., 1.6756%...................   277,900       277,900
Wisconsin Corporate Central Credit Union,
  1.5956%.....................................   276,167       276,167
Wisconsin Electric Power Company, 1.6531%.....   277,391       277,391
                                                            ----------
TOTAL VARIABLE RATE DEMAND NOTES
  (cost $1,110,107)...........................               1,110,107
                                                            ----------
TOTAL INVESTMENTS -- 98.91%+
  (COST $8,492,076 )..........................              $8,729,312
                                                            ==========

------------------
*  -- Non-income producing security.
** -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2001.
ADR -- American Depository Receipts.
+ -- Calculated as a percentage of Net Assets.
++ -- Fair Valued Security.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE MEDICAL PORTFOLIO
 Portfolio of Investments -- December 31, 2001

COMMON STOCKS -- 86.77%+                         SHARES         VALUE
------------------------------------------------------------------------
BIOMEDICAL -- 33.38%+
Amgen, Inc.*...............................        28,000    $ 1,580,320
Antigenics, Inc.*..........................           892         14,629
AVAX Technologies, Inc.*...................        50,000         29,500
Biogen, Inc.*..............................        14,000        802,900
Biomira, Inc.*.............................        37,000        155,400
Bio-Technology General Corporation*........        33,000        271,590
Cell Genesys, Inc.*........................         9,225        214,389
Cell Pathways, Inc.*.......................         8,000         55,680
Chiron Corporation*........................        33,000      1,446,720
deCODE GENETICS, Inc.*.....................         5,000         49,000
EntreMed, Inc.*............................        11,000         92,950
Genentech, Inc.*...........................        26,480      1,436,540
Genzyme Corporation*.......................        39,000      2,334,540
Genzyme Molecular Oncology*................        17,000        136,000
Human Genome Sciences, Inc.*...............        15,000        505,800
IDEC Pharmaceuticals Corporation*..........        36,000      2,481,480
ILEX Oncology, Inc.*.......................        22,000        594,880
ImClone Systems Incorporated*..............         1,296         60,212
Immunex Corporation*.......................        20,000        554,200
Medarex, Inc.*.............................         4,000         71,840
Millennium Pharmaceuticals, Inc.*..........        18,296        448,435
NeoRx Corporation*.........................        27,000        155,790
Onyx Pharmaceuticals, Inc.*................        12,000         61,440
Progenics Pharmaceuticals, Inc.*...........         3,200         59,104
Protein Design Labs, Inc.*.................         2,000         65,600
Ribozyme Pharmaceuticals, Inc.*............        10,000         45,700
SuperGen, Inc.*............................         8,000        114,560
Targeted Genetics Corporation*.............         2,500          6,775
Tularik, Inc.*.............................         1,000         24,020
Vical Incorporated*........................         5,500         67,320
                                                             -----------
                                                              13,937,314
                                                             -----------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE MEDICAL PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                                   SHARES          VALUE
------------------------------------------------------------------------
MEDICAL LABS/TESTING SERVICES -- 2.56%+
IMPATH, Inc.*..............................        24,000    $ 1,068,240
                                                             -----------
PHARMACEUTICALS -- 50.83%+
Abbott Laboratories........................        37,000      2,062,750
American Home Products Corporation.........        24,900      1,527,864
AstraZeneca Group PLC ADR..................        19,000        885,400
Aventis S.A. ADR...........................        15,000      1,065,000
Bristol-Myers Squibb Company...............        33,000      1,683,000
Elan Corporation PLC ADR*..................        32,935      1,484,051
Eli Lilly and Company......................        16,000      1,256,640
GlaxoSmithKline PLC ADR....................        24,673      1,229,209
Johnson & Johnson..........................        25,460      1,504,686
MedImmune, Inc.*...........................        22,500      1,042,875
Merck & Co., Inc...........................        22,000      1,293,600
MGI Pharma, Inc.*..........................        10,000        152,800
Novartis AG ADR............................        56,000      2,044,000
Pfizer, Inc................................        45,000      1,793,250
Pharmacia Corporation......................        35,539      1,515,738
Schering-Plough Corporation................        19,000        680,390
                                                             -----------
                                                              21,221,253
                                                             -----------
TOTAL COMMON STOCKS
  (cost $32,751,344).......................                   36,226,807
                                                             -----------

RIGHTS -- 0.01%+
------------------------------------------------------------------------
CONTINGENT VALUE RIGHTS -- 0.01%+
Antigenics, Inc.#(cost $0).................        15,000             --
Elan Corporation, PLC# (cost $0)...........        31,000          4,123
                                                             -----------
TOTAL RIGHTS (cost $0).....................                        4,123
                                                             -----------

PUT OPTIONS PURCHASED -- 1.29%+                CONTRACTS
------------------------------------------------------------------------
Abbott Laboratories
  Expiring January 2002 at $35.00..........           240          1,200
Abbott Laboratories
  Expiring January 2002 at $45.00..........           130          2,600

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE MEDICAL PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                               CONTRACTS        VALUE
------------------------------------------------------------------------
ALZA Corporation
  Expiring January 2002 at $37.50..........           360    $     1,800
Biogen, Inc.
  Expiring January 2002 at $50.00..........           240          9,000
Chiron Corporation
  Expiring January 2002 at $35.00..........           150          9,000
Chiron Corporation
  Expiring January 2002 at $47.50..........           180         73,800
Eli Lilly and Company
  Expiring January 2002 at $70.00..........            30            675
Eli Lilly and Company
  Expiring January 2002 at $75.00..........            40          2,600
Eli Lilly and Company
  Expiring January 2002 at $80.00..........            60         13,500
Genzyme Corporation
  Expiring January 2002 at $42.50..........           180          1,800
Genzyme Corporation
  Expiring January 2002 at $47.50..........           200          4,500
Johnson & Johnson
  Expiring January 2002 at $45.00..........           220          1,100
Johnson & Johnson
  Expiring January 2004 at $55.00..........           750        416,250
Pfizer, Inc.
  Expiring January 2002 at $35.00..........            30            150
                                                             -----------
TOTAL PUT OPTIONS PURCHASED
  (cost $1,565,972)........................                      537,975
                                                             -----------

                                               PRINCIPAL
SHORT-TERM INVESTMENTS -- 15.24%+                AMOUNT
------------------------------------------------------------------------
DISCOUNT NOTES -- 0.42%+
Federal Home Loan Bank Discount Note,
  1.7000%, 01/02/02........................    $  173,000        172,994
                                                             -----------
VARIABLE RATE DEMAND NOTES** -- 14.82%+
American Family, 1.6531%...................     1,749,061      1,749,061
Firstar Bank, N.A., 1.6756%................     1,750,484      1,750,484

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE MEDICAL PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                               PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES** -- 14.82%+ (CONTINUED)
Wisconsin Corporate Central Credit Union,
  1.5956%..................................    $  946,060    $   946,060
Wisconsin Electric Power Company,
  1.6531%..................................     1,742,680      1,742,680
                                                             -----------
                                                               6,188,285
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $6,361,279)........................                    6,361,279
                                                             -----------
TOTAL INVESTMENTS -- 103.31%+
  (COST $40,678,595).......................                  $43,130,184
                                                             ===========

------------------
* -- Non-income producing security.
** -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2001.
ADR -- American Depository Receipts.
# -- Contingent value rights (contingent upon profitability of company).
+ -- Calculated as a percentage of net assets.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE SMALL CAP OPPORTUNITIES PORTFOLIO
 Portfolio of Investments -- December 31, 2001

COMMON STOCKS -- 87.80%+                           SHARES        VALUE
-------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 3.82%+
Woodward Governor Company.....................       6,000     $  349,500
                                                               ----------
BANKS -- 1.87%+
California Center Bank........................      10,016        101,162
Valencia Bank & Trust*........................       3,300         70,537
                                                               ----------
                                                                  171,699
                                                               ----------
BEVERAGES -- 5.24%+
Vermont Pure Holdings, Ltd.*..................     100,000        480,000
                                                               ----------
BROADCASTING/MEDIA -- 7.11%+
Corus Entertainment, Inc. -- Class B*.........      15,000        299,400
Fisher Communications, Inc....................       8,000        352,000
                                                               ----------
                                                                  651,400
                                                               ----------
COMPUTER SERVICES -- 0.51%+
iGATE Capital Corporation*....................      11,500         47,150
                                                               ----------
CONSTRUCTION -- 9.97%+
A.S.V., Inc.*.................................      30,000        349,800
Chicago Bridge & Iron Company N.V.............       6,500        173,550
Oshkosh Truck Corporation.....................       8,000        390,000
                                                               ----------
                                                                  913,350
                                                               ----------
DIVERSIFIED OPERATIONS -- 2.49%+
ESCO Technologies, Inc.*......................       6,600        227,634
                                                               ----------
FILTRATION/PURIFICATION TECHNOLOGY -- 5.99%+
Calgon Carbon Corporation.....................      23,700        197,895
Osmonics, Inc.*...............................      25,000        350,500
                                                               ----------
                                                                  548,395
                                                               ----------
FINANCE -- 4.81%+
Knight Trading Group, Inc.*...................      40,000        440,800
                                                               ----------
FOODS -- 15.75%+
Flowers Foods, Inc.*..........................       4,140        165,269
Pathmark Stores, Inc.*........................      20,000        493,200
Suprema Specialties, Inc.*++..................      35,000        341,250
Tasty Baking Company..........................      25,000        442,500
                                                               ----------
                                                                1,442,219
                                                               ----------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE SMALL CAP OPPORTUNITIES PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                                   SHARES        VALUE
-------------------------------------------------------------------------
HOLDING COMPANIES -- 0.06%+
Velcro Industries N.V.........................         500     $    5,550
                                                               ----------
INFRASTRUCTURE -- 4.69%+
Liberty Livewire Corporation -- Class A*......      14,000         97,259
Global Light Telecommunications, Inc.*........     175,000        332,500
                                                               ----------
                                                                  429,759
                                                               ----------
MACHINERY -- 5.39%+
Lindsay Manufacturing Company.................      25,500        493,425
                                                               ----------
OIL EXPLORATION & PRODUCTION -- 2.26%+
Chesapeake Energy Corporation*................      25,000        165,250
Grey Wolf, Inc.*..............................      14,000         41,580
                                                               ----------
                                                                  206,830
                                                               ----------
RETAIL -- 1.29%+
Charming Shoppes, Inc.*.......................       9,000         47,790
Jos. A. Bank Clothiers, Inc.*.................      10,000         70,700
                                                               ----------
                                                                  118,490
                                                               ----------
TELECOMMUNICATIONS -- 7.48%+
Shenandoah Telecommunications Company.........      10,000        395,500
Warwick Valley Telephone Company..............       5,000        290,000
                                                               ----------
                                                                  685,500
                                                               ----------
UTILITY -- ELECTRIC -- 9.07%+
BayCorp Holdings, Ltd.*.......................      34,000        319,600
Green Mountain Power Corporation..............      12,000        223,800
The Montana Power Company*....................      50,000        287,500
                                                               ----------
                                                                  830,900
                                                               ----------
TOTAL COMMON STOCKS
  (cost $7,447,519)...........................                  8,042,601
                                                               ----------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE SMALL CAP OPPORTUNITIES PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                                   SHARES        VALUE
-------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES** --                   PRINCIPAL
3.28%+                                             AMOUNT        VALUE
-------------------------------------------------------------------------
Firstar Bank, N.A., 1.6756%...................    $101,609     $  101,609
Wisconsin Corporate Central Credit Union,
  1.5956%.....................................     198,394        198,394
                                                               ----------
TOTAL VARIABLE RATE DEMAND NOTES
  (cost $300,003).............................                    300,003
                                                               ----------
TOTAL INVESTMENTS -- 91.08%+
  (COST $7,747,522)...........................                 $8,342,604
                                                               ==========

------------------
* -- Non-income producing security.
** -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2001.
+ -- Calculated as a percentage of net assets.
++ -- Fair Valued Security.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE ENERGY PORTFOLIO
 Portfolio of Investments -- December 31, 2001

COMMON STOCKS -- 86.88%+                             SHARES       VALUE
-------------------------------------------------------------------------
CRUDE PETROLEUM AND NATURAL GAS EXTRACTION -- 40.45%+
Burlington Resources, Inc.......................         800     $ 30,032
Central Pacific Minerals NL ADR*................       9,000       12,600
Mitchell Energy & Development Corporation --
  Class A.......................................         500       26,650
Newfield Exploration Company*...................         500       17,755
Occidental Petroleum Corporation................         700       18,571
Ocean Energy, Inc...............................         800       15,360
Spinnaker Exploration Company*..................         700       28,812
The Williams Companies, Inc.....................         400       10,208
XTO Energy, Inc.................................         800       14,000
                                                                 --------
                                                                  173,988
                                                                 --------
DIVERSIFIED OPERATIONS -- 2.28%+
Siemens AG ADR..................................         150        9,822
                                                                 --------
ELECTRIC ENERGY -- 3.14%+
Dominion Resources, Inc.,.......................         225       13,522
                                                                 --------
ENERGY -- ALTERNATE SOURCES -- 2.35%+
H Power Corporation*............................       1,000        3,120
Millennium Cell, Inc.*..........................       1,000        5,220
Plug Power, Inc.*...............................         200        1,748
                                                                 --------
                                                                   10,088
                                                                 --------
OIL AND GAS FIELD MACHINERY AND EQUIPMENT -- 5.61%+
NATCO Group, Inc. -- Class A*...................       1,500       10,500
Oil States International, Inc.*.................       1,500       13,650
                                                                 --------
                                                                   24,150
                                                                 --------
PETROLEUM REFINING AND PRODUCTION -- 19.38%+
BP P.L.C. ADR...................................         600       27,906
ChevronTexaco Corporation.......................         154       13,800
Conoco, Inc.....................................         500       14,150
Exxon Mobil Corporation.........................         700       27,510
                                                                 --------
                                                                   83,366
                                                                 --------
REAL ESTATE AND OIL -- 4.71%+
Texas Pacific Land Trust........................         550       20,240
                                                                 --------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE ENERGY PORTFOLIO
 Portfolio of Investments -- December 31, 2001 -- (Continued)

                                                     SHARES       VALUE
-------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.04%+
Williams Communications Group, Inc.*............          82     $    193
                                                                 --------
TRANSPORTATION -- 2.78%+
OMI Corporation*................................       3,000       11,940
                                                                 --------
URANIUM PRODUCTION AND ENRICHMENT SERVICES -- 6.14%+
Cameco Corporation..............................         200        4,952
USEC, Inc.......................................       3,000       21,480
                                                                 --------
                                                                   26,432
                                                                 --------
TOTAL COMMON STOCKS
  (cost $434,338)...............................                  373,741
                                                                 --------

                                                    PRINCIPAL
VARIABLE RATE DEMAND NOTES** -- 15.16%+              AMOUNT
-------------------------------------------------------------------------
American Family, 1.6531%........................     $15,719       15,719
Firstar Bank, N.A., 1.6756%.....................      16,480       16,480
Wisconsin Corporate Central Credit Union,
  1.5956%.......................................      16,524       16,524
Wisconsin Electric Power Company, 1.6531%.......      16,476       16,476
                                                                 --------
TOTAL VARIABLE RATE DEMAND NOTES
  (cost $65,199)................................                   65,199
                                                                 --------
TOTAL INVESTMENTS -- 102.04%+
  (COST $499,537)...............................                 $438,940
                                                                 ========

------------------
*  -- Non-income producing security.

** -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2001.

ADR -- American Depository Receipts.

+ -- Calculated as a percentage of net assets.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE KINETICS GOVERNMENT MONEY MARKET PORTFOLIO
 Portfolio of Investments -- December 31, 2001

                                             PRINCIPAL
                                              AMOUNT
SHORT-TERM INVESTMENTS -- 23.63%+            OR SHARES      VALUE
--------------------------------------------------------------------
DISCOUNT NOTES -- 23.53%+
Federal Home Loan Bank Discount Note
  1.7000%, 1/02/2002......................  $22,324,000  $22,323,194
                                                         -----------
INVESTMENT COMPANIES -- 0.10%+
First American U.S. Government Obligations
  Fund -- Class S.........................       97,155       97,155
                                                         -----------
TOTAL INVESTMENTS -- 23.63%+
  (COST $22,420,349)......................               $22,420,349
                                                         ===========

------------------
+ -- Calculated as a percentage of net assets.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Options Written -- December 31, 2001

CALL OPTIONS WRITTEN                              CONTRACTS      VALUE
-------------------------------------------------------------------------
Yahoo! Inc.
  Expiring January 2004 at $20.00...............     100       $   65,000
                                                               ----------
PUT OPTIONS WRITTEN
-------------------------------------------------------------------------
CheckFree Corporation
  Expiring January 2004 at $25.00...............     200          202,000
CheckFree Corporation
  Expiring January 2003 at $35.00...............     210          361,200
eBAY, Inc.
  Expiring January 2004 at $40.00...............      10            7,600
eBAY, Inc.
  Expiring January 2004 at $50.00...............     200          236,000
eBAY, Inc.
  Expiring January 2004 at $60.00...............      50           84,500
General Motors Corporation -- Class H
  Expiring January 2003 at $20.00...............     200          110,000
                                                               ----------
                                                                1,001,300
                                                               ----------
TOTAL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $910,126)..................               $1,066,300
                                                               ==========

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE MEDICAL PORTFOLIO
 Portfolio of Options Written -- December 31, 2001

CALL OPTIONS WRITTEN                                 CONTRACTS     VALUE
--------------------------------------------------------------------------
Abbott Laboratories
  Expiring January 2002 at $50.00................       200       $126,000
Genzyme Corporation
  Expiring January 2002 at $55.00................        90         51,300
Immunex Corporation
  Expiring January 2002 at $90.00................        20            100
Johnson & Johnson
  Expiring January 2004 at $55.00................       100        116,000
                                                                  --------
TOTAL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $291,400)...................                 $293,400
                                                                  ========

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE SMALL CAP OPPORTUNITIES PORTFOLIO
 Portfolio of Options Written -- December 31, 2001

CALL OPTIONS WRITTEN                                  CONTRACTS     VALUE
--------------------------------------------------------------------------
Knight Trading Group, Inc.
  Expiring January 2002 at $12.50.................      300        $ 6,000
The Montana Power Company
  Expiring January 2002 at $5.00..................      400         40,000
                                                                   -------
TOTAL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $28,249).....................                 $46,000
                                                                   =======

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF ASSETS & LIABILITIES
 December 31, 2001

                                                                           THE INTERNET
                                                           THE INTERNET   EMERGING GROWTH
                                                            PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------
ASSETS:
  Investments, at value*.................................  $382,901,070     $5,314,954
  Receivable for securities loaned.......................    41,580,400        804,200
  Receivable for contributed capital.....................       256,513          3,057
  Cash...................................................        56,571            606
  Dividends and interest receivable......................       205,186          1,592
  Receivable for investments sold........................     1,572,810             --
  Other assets...........................................         7,444            229
                                                           ------------     ----------
      Total assets.......................................   426,579,994      6,124,638
                                                           ------------     ----------
LIABILITIES:
  Written options, at value**............................     1,066,300             --
  Payable to Adviser.....................................       353,788          5,232
  Payable to Trustees....................................        20,210            215
  Payables for collateral received for securities
    loaned...............................................    41,580,400        804,200
  Payable for withdrawn capital..........................    80,033,054         11,061
  Payable for investments purchased......................     4,082,879         99,681
  Accrued expenses and other liabilities.................       130,479         12,922
                                                           ------------     ----------
      Total liabilities..................................   127,267,110        933,311
                                                           ------------     ----------
    Net assets...........................................  $299,312,884     $5,191,327
                                                           ============     ==========
 * Cost of investments...................................  $485,498,545     $7,689,327
                                                           ============     ==========
** Premiums received.....................................  $    910,126     $       --
                                                           ============     ==========

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF ASSETS & LIABILITIES
 December 31, 2001

                                                   THE NEW                   THE SMALL CAP
                                                   PARADIGM    THE MEDICAL   OPPORTUNITIES
                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value*........................  $8,729,312   $43,130,184    $ 8,342,604
  Receivable for securities loaned..............     117,700     3,889,876        143,600
  Receivable for contributed capital............      32,622        95,555        162,026
  Cash..........................................      75,764           302          9,402
  Dividends and interest receivable.............      12,155        20,369          1,680
  Receivable for investments sold...............          --       299,846      1,064,053
  Other assets..................................         383           714            137
                                                  ----------   -----------    -----------
      Total assets..............................   8,967,936    47,436,846      9,723,502
                                                  ----------   -----------    -----------
LIABILITIES:
  Written options, at value**...................          --       293,400         46,000
  Payable to Adviser............................       8,787        45,849         10,000
  Payable to Trustees...........................         319         2,631            250
  Payables for collateral received for
    securities loaned...........................     117,700     3,889,876        143,600
  Payable for investments purchased.............          --       129,420        342,616
  Payable for withdrawn capital.................       2,014     1,305,705          7,428
  Accrued expenses and other liabilities........      13,370        23,156         13,398
                                                  ----------   -----------    -----------
      Total liabilities.........................     142,190     5,690,037        563,292
                                                  ----------   -----------    -----------
    Net assets..................................  $8,825,746   $41,746,809    $ 9,160,210
                                                  ==========   ===========    ===========
 * Cost of investments..........................  $8,492,076   $40,678,595    $ 7,747,522
                                                  ==========   ===========    ===========
** Premiums received............................  $       --   $   291,400    $    28,249
                                                  ==========   ===========    ===========

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF ASSETS & LIABILITIES
 December 31, 2001

                                                                           THE KINETICS
                                                                            GOVERNMENT
                                                                              MONEY
                                                              THE ENERGY      MARKET
                                                              PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------
ASSETS:
  Investments, at value*....................................   $438,940    $22,420,349
  Receivable for contributed capital........................         --     72,523,359
  Cash......................................................         --            263
  Dividends and interest receivable.........................        462            139
  Other assets..............................................         --            118
                                                               --------    -----------
      Total assets..........................................    439,402     94,944,228
                                                               --------    -----------
LIABILITIES:
  Payable to Adviser........................................        443         17,673
  Payable to Trustees.......................................        133          2,202
  Payable for withdrawn capital.............................         --          7,966
  Accrued expenses and other liabilities....................      8,669         27,916
                                                               --------    -----------
      Total liabilities.....................................      9,245         55,757
                                                               --------    -----------
    Net assets..............................................   $430,157    $94,888,471
                                                               ========    ===========
 * Cost of investments......................................   $499,537    $22,420,349
                                                               ========    ===========

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 2001

                                                                          THE INTERNET
                                                         THE INTERNET       EMERGING
                                                          PORTFOLIO     GROWTH PORTFOLIO
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends+...........................................  $    445,226     $    30,558
  Interest.............................................     5,744,712          71,658
  Income from securities lending.......................       317,013           3,680
                                                         ------------     -----------
        Total investment income........................     6,506,951         105,896
                                                         ------------     -----------
EXPENSES:
  Investment advisory fees.............................     4,587,417          63,153
  Administration fees..................................       368,198           5,075
  Professional fees....................................       181,282           2,693
  Custodian fees and expenses..........................        52,457          14,779
  Trustees' fees and expenses..........................        56,851             733
  Fund accounting fees.................................        79,312          30,559
  Other expenses.......................................        15,142             226
                                                         ------------     -----------
        Net expenses...................................     5,340,659         117,218
                                                         ------------     -----------
Net investment income (loss)...........................     1,166,292         (11,322)
                                                         ------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments and foreign currency...................   (76,489,138)     (4,598,433)
    Written option contracts expired or closed.........      (565,829)             --
  Net change in unrealized appreciation (depreciation)
    of:
    Investments and foreign currency...................    46,266,899       5,191,691
    Written option contracts...........................      (169,099)             --
                                                         ------------     -----------
Net gain (loss) on investments.........................   (30,957,167)        593,258
                                                         ------------     -----------
Net increase (decrease) in net assets resulting from
  operations...........................................  $(29,790,875)    $   581,936
                                                         ============     ===========
+ Net of Foreign Taxes Withheld of:....................  $        401     $        20
                                                         ============     ===========

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 2001

                                                  THE NEW                   THE SMALL CAP
                                                 PARADIGM     THE MEDICAL   OPPORTUNITIES
                                                 PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends+.................................    $ 43,501     $  342,101      $ 28,199
  Interest...................................      51,490        138,055        31,435
  Income from securities lending.............       4,287         54,220         3,087
                                                 --------     -----------     --------
        Total investment income..............      99,278        534,376        62,721
                                                 --------     -----------     --------
EXPENSES:
  Investment advisory fees...................      78,251        595,506        57,517
  Administration fees........................       6,262         47,666         4,601
  Professional fees..........................       2,387         23,667         1,375
  Custodian fees and expenses................      14,821         11,644        12,576
  Trustees' fees and expenses................         752          8,289           599
  Fund accounting fees.......................      39,859         33,458        31,544
  Other expenses.............................         146          2,016           117
                                                 --------     -----------     --------
        Net expenses.........................     142,478        722,246       108,329
                                                 --------     -----------     --------
Net investment loss..........................     (43,200)      (187,870)      (45,608)
                                                 --------     -----------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain on:
    Investments and foreign currency.........      94,545      1,254,276       190,806
    Written option contracts expired or
      closed.................................      57,994      1,168,534        43,197
  Net change in unrealized appreciation
    (depreciation) of:
    Investments and foreign currency.........    (128,355)    (10,210,262)     579,708
    Written option contracts.................      (7,963)      (105,442)      (20,881)
                                                 --------     -----------     --------
Net gain (loss) on investments...............      16,221     (7,892,894)      792,830
                                                 --------     -----------     --------
Net increase (decrease) in net assets
  resulting from operations..................    $(26,979)    $(8,080,764)    $747,222
                                                 ========     ===========     ========
+ Net of Foreign Taxes Withheld of:..........    $  2,570     $   12,819      $    225
                                                 ========     ===========     ========

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 2001

                                                                           THE KINETICS
                                                            THE ENERGY   GOVERNMENT MONEY
                                                            PORTFOLIO    MARKET PORTFOLIO
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends+..............................................   $  4,375       $       --
  Interest................................................      7,598        1,399,001
                                                             --------       ----------
        Total investment income...........................     11,973        1,399,001
                                                             --------       ----------
EXPENSES:
  Investment advisory fees................................      6,069          200,543
  Administration fees.....................................        486           40,109
  Professional fees.......................................        868           19,111
  Custodian fees and expenses.............................      3,460           10,473
  Trustees' fees and expenses.............................        181            6,618
  Fund accounting fees....................................     29,870           39,026
  Other expenses..........................................         72            1,594
                                                             --------       ----------
        Net expenses......................................     41,006          317,474
                                                             --------       ----------
Net investment income (loss)..............................    (29,033)       1,081,527
                                                             --------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments and foreign currency......................     (1,147)              --
  Net change in unrealized appreciation (depreciation) of:
    Investments and foreign currency......................    (60,597)              --
                                                             --------       ----------
Net gain (loss) on Investments............................    (61,744)              --
                                                             --------       ----------
Net increase (decrease) in net assets resulting from
  operations..............................................   $(90,777)      $1,081,527
                                                             ========       ==========
+ Net of Foreign Taxes Withheld of:.......................   $    140       $       --
                                                             ========       ==========

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF CHANGES IN NET ASSETS

                                                                             THE INTERNET
                                   THE INTERNET PORTFOLIO             EMERGING GROWTH PORTFOLIO
                             -----------------------------------   --------------------------------
                                 FOR THE       APRIL 28, 2000(1)     FOR THE      APRIL 28, 2000(1)
                               YEAR ENDED           THROUGH         YEAR ENDED         THROUGH
                              DECEMBER 31,       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                  2001               2000              2001             2000
---------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income
    (loss).................  $     1,166,292    $    (3,543,470)   $   (11,322)      $   (14,746)
  Net realized loss on sale
    of investments, foreign
    currency and written
    options................      (77,054,967)       (74,543,858)    (4,598,433)       (2,906,543)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments, foreign
    currency and written
    options................       46,097,800       (253,212,230)     5,191,691        (2,472,364)
                             ---------------    ---------------    -----------       -----------
      Net increase
        (decrease) in net
        assets resulting
        from operations....      (29,790,875)      (331,299,558)       581,936        (5,393,653)
                             ---------------    ---------------    -----------       -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  BENEFICIAL INTEREST
  TRANSACTIONS:
  Contributions............    1,344,971,436      2,752,495,086      5,431,612        13,177,947
  Withdrawals..............   (1,469,542,366)    (1,967,520,839)    (5,296,512)       (3,310,003)
                             ---------------    ---------------    -----------       -----------
      Net increase
        (decrease) in net
        assets resulting
        from beneficial
        interest
        transactions.......     (124,570,930)       784,974,247        135,100         9,867,944
                             ---------------    ---------------    -----------       -----------
  Total increase (decrease)
    in net assets..........     (154,361,805)       453,674,689        717,036         4,474,291
NET ASSETS:
  Beginning of period......      453,674,689                 --      4,474,291                --
                             ---------------    ---------------    -----------       -----------
  End of period............  $   299,312,884    $   453,674,689    $ 5,191,327       $ 4,474,291
                             ===============    ===============    ===========       ===========

------------------
(1) Commencement of operations.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF CHANGES IN NET ASSETS

                                 THE NEW PARADIGM PORTFOLIO           THE MEDICAL PORTFOLIO
                              --------------------------------   --------------------------------
                                FOR THE      APRIL 28, 2000(1)     FOR THE      APRIL 28, 2000(1)
                               YEAR ENDED         THROUGH         YEAR ENDED         THROUGH
                              DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                  2001             2000              2001             2000
-------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss.......  $   (43,200)      $   (8,623)      $   (187,870)    $   (189,480)
  Net realized gain (loss)
    on sale of investments,
    foreign currency and
    written options.........      152,539         (226,061)         2,422,810          343,694
  Net change in unrealized
    appreciation
    (depreciation) of
    investments, foreign
    currency and written
    options.................     (136,318)         707,821        (10,315,704)      12,294,108
                              -----------       ----------       ------------     ------------
      Net increase
        (decrease) in net
        assets resulting
        from operations.....      (26,979)         473,137         (8,080,764)      12,448,322
                              -----------       ----------       ------------     ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  BENEFICIAL INTEREST
  TRANSACTIONS:
  Contributions.............    9,356,956        4,179,754         77,264,702       97,167,519
  Withdrawals...............   (4,293,470)        (863,652)       (91,084,242)     (45,968,728)
                              -----------       ----------       ------------     ------------
      Net increase
        (decrease) in net
        assets resulting
        from beneficial
        interest
        transactions........    5,063,486        3,316,102        (13,819,540)      51,198,791
                              -----------       ----------       ------------     ------------
  Total increase (decrease)
    in net assets...........    5,036,507        3,789,239        (21,900,304)      63,647,113
NET ASSETS:
  Beginning of period.......    3,789,239               --         63,647,113               --
                              -----------       ----------       ------------     ------------
  End of period.............  $ 8,825,746       $3,789,239       $ 41,746,809     $ 63,647,113
                              ===========       ==========       ============     ============

------------------
(1) Commencement of operations.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF CHANGES IN NET ASSETS

                                                                  THE SMALL CAP
                                                             OPPORTUNITIES PORTFOLIO
                                                           ---------------------------
                                                                           APRIL 28,
                                                             FOR THE        2000(1)
                                                            YEAR ENDED      THROUGH
                                                           DECEMBER 31,   DECEMBER 31,
                                                               2001           2000
--------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss....................................  $    (45,608)   $ (20,016)
  Net realized gain (loss) on sale of investments,
    foreign currency and written options.................       234,003       (3,330)
  Net change in unrealized appreciation of investments,
    foreign currency and written options.................       558,827       22,931
                                                           ------------    ---------
      Net increase (decrease) in net assets resulting
        from operations..................................       747,222         (415)
                                                           ------------    ---------
NET INCREASE IN NET ASSETS RESULTING FROM BENEFICIAL
  INTEREST TRANSACTIONS:
  Contributions..........................................    26,277,697      963,578
  Withdrawals............................................   (18,379,087)    (448,785)
                                                           ------------    ---------
      Net increase in net assets resulting from
        beneficial interest transactions.................     7,898,610      514,793
                                                           ------------    ---------
  Total increase in net assets...........................     8,645,832      514,378
NET ASSETS:
  Beginning of period....................................       514,378           --
                                                           ------------    ---------
  End of period..........................................  $  9,160,210    $ 514,378
                                                           ============    =========

------------------
(1) Commencement of operations.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF CHANGES IN NET ASSETS

                                            THE ENERGY         THE KINETICS GOVERNMENT
                                            PORTFOLIO          MONEY MARKET PORTFOLIO
                                           ------------   ---------------------------------
                                                                               APRIL 28,
                                             FOR THE          FOR THE           2000(1)
                                            YEAR ENDED      YEAR ENDED          THROUGH
                                           DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                               2001            2001              2000
-------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...........   $  (29,033)   $     1,081,527   $     1,242,292
  Net realized gain (loss) on sale of
    investments, foreign currency and
    written options......................       (1,147)                --                --
  Net change in unrealized appreciation
    (depreciation) of investments,
    foreign currency and written
    options..............................      (60,597)                --                --
                                            ----------    ---------------   ---------------
      Net increase (decrease) in net
        assets resulting from
        operations.......................      (90,777)         1,081,527         1,242,292
                                            ----------    ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM
  BENEFICIAL INTEREST TRANSACTIONS:
  Contributions..........................    1,024,275      1,463,241,787     1,649,298,514
  Withdrawals............................     (514,341)    (1,390,879,520)   (1,629,096,129)
                                            ----------    ---------------   ---------------
      Net increase in net assets
        resulting from beneficial
        interest transactions............      509,934         72,362,267        20,202,385
                                            ----------    ---------------   ---------------
  Total increase in net assets...........      419,157         73,443,794        21,444,677
NET ASSETS:
  Beginning of period....................       11,000         21,444,677                --
                                            ----------    ---------------   ---------------
  End of period..........................   $  430,157    $    94,888,471   $    21,444,677
                                            ==========    ===============   ===============

------------------
(1) Commencement of operations.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS
 December 31, 2001

1.   ORGANIZATION

The Kinetics Portfolios Trust (the "Trust") was organized as a Delaware Business Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objectives and policies. The series currently authorized are The Internet Portfolio, The Internet Emerging Growth Portfolio, The New Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Energy Portfolio, and The Kinetics Government Money Market Portfolio (the "Master Portfolios"). Pursuant to the 1940 Act, the Master Portfolios, with the exception of The Kinetics Government Money Market Portfolio, are "non-diversified" series of the Trust. Each of the Master Portfolios commenced operations on April 28, 2000, except for The Energy Portfolio, which commenced operations on December 29, 2000.

Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the funds' proportionate interest in the Master Portfolio.

Each of the Master Portfolios, with the exception of The Kinetics Government Money Market Portfolio, seeks to provide investors with long-term capital growth. The Internet Portfolio invests in equity securities of companies engaged in a broad range of Internet-related activities. The Internet Emerging Growth Portfolio invests in equity securities of small and medium capitalization companies engaged in business of the Internet and Internet-related activities. The New Paradigm Portfolio invests in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in revenues as a result of increased involvement in, or growth of, the Internet. The Medical Portfolio invests in equity securities of companies engaged in medical research, pharmaceutical treatments and related medical technology with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests in equity securities of small capitalization companies that provide attractive valuation opportunities due to special situations such as lack of

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Energy Portfolio invests primarily in the equity securities of companies engaged in the field of energy generation, exploration, distribution, equipment development and a range of alternative energy-related research and technologies. The Kinetics Government Money Market Portfolio seeks to provide investors with current income consistent with the preservation of capital and maintenance of liquidity by investing in money market instruments issued by the U.S. Government, its agencies or instrumentalities.

2.   SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Master Portfolio securities (other than Government) that are listed on a U.S. securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") for which market quotations are readily available are valued at the last quoted sale price as of 4:00 p.m. Eastern time on the day the valuation is made. Purchased options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent bid price. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Investments in The Kinetics Government Money Market Portfolio and instruments purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. At December 31, 2001, The Internet Portfolio held four such securities while The Internet Emerging Growth Portfolio, The New Paradigm Portfolio and The Small Cap Opportunities Portfolio each held one such security which represented 4.07%, 0.19%, 0.32% and 3.73% of the Portfolio's total net assets, respectively.

REPURCHASE AGREEMENTS
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

WRITTEN OPTION ACCOUNTING
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of the valuation. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

FOREIGN CURRENCY TRANSLATIONS
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities and other assets and liabilities are translated at the daily rates of

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

RESTRICTED SECURITIES
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2001, The Internet Emerging Growth Portfolio owned investment securities with an aggregate market value of $47,700 which were determined to be illiquid pursuant to the guidelines adopted by the Board of Trustees. The illiquid securities of The Internet Emerging Growth Portfolio represent 0.92% of the net assets of the Master Portfolio.

WHEN-ISSUED SECURITIES
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

SECURITIES LENDING
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements to no more than 33 1/3% of its assets. Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

EXPENSE ALLOCATION
Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the Feeder Funds daily based on their proportionate interest in the Master Portfolio.

FEDERAL INCOME TAXES
Each Master Portfolio intends to qualify as a partnership for federal income tax purposes. Therefore, the Master Portfolios believe they will not be subject to any federal income tax on their income and net realized capital gains (if any). However, each investor in the Master Portfolios will report its allocable share of the Master Portfolio's income and capital gains for purposes of determining its federal income tax liability.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

OTHER
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.

Effective January 1, 2001, the Master Portfolios adopted the yield to maturity premium and discount amortization method on all fixed-income securities, as required by the revised AICPA Audit and Accounting Guide for Investment Companies. At that time, the Internet Portfolio was the only portfolio that held fixed-income securities. Upon the adoption, the Internet Portfolio increased the cost of its fixed-income securities by $93,379, the cumulative amount of amortization that would had been recognized had amortization been in effect from the purchase date of each holding. For the year ended December 31, 2001, the interest income increased $164,512, Long-Term Capital gains decreased $139,916, and unrealized depreciation increased $24,596.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

3.   INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the "Agreement") with Kinetics Asset Management, Inc. (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. Under the terms of the Agreement, the Master Portfolios compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio's average daily net assets, except for The Kinetics Government Money Market Portfolio, which compensates the Adviser at a rate of 0.50% of the Master Portfolio's average daily net assets. The Internet Portfolio, The Internet Emerging Growth Portfolio, The New Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Energy Portfolio and The Kinetics Government Money Market Portfolio incurred expenses of $4,587,417, $63,153, $78,251, $595,506, $57,517, $6,069 and $200,543,
respectively, pursuant to the Investment Advisory Agreement.

The Adviser also serves as administrator to the Master Portfolios. Under an Administrative Services Agreement with the Trust on behalf of the Master Portfolios, the Adviser receives an annual administration fee equal to 0.10% of each Master Portfolio's average daily net assets, from which the Adviser will be responsible for the payment of a portion of such fees to U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") for certain sub-administrative services rendered to the Master Portfolios by U.S. Bancorp. During the year ended December 31, 2001, The Internet Portfolio, The Internet Emerging Growth Portfolio, The New Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Energy Portfolio and The Kinetics Government Money Market Portfolio incurred expenses of $368,198, $5,075, $6,262, $47,666, $4,601, $486 and $40,109, respectively, pursuant to the Administrative Services Agreement.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

4.   SECURITIES TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2001 were as follows:

                                    PURCHASES                      SALES
                            --------------------------   -------------------------
                               U.S.                         U.S.
                            GOVERNMENT       OTHER       GOVERNMENT      OTHER
                            -----------   ------------   ----------   ------------
The Internet Portfolio....           --   $134,043,006    --          $183,479,380
The Internet Emerging
  Growth Portfolio........           --   $    775,791    --          $  1,031,821
The New Paradigm
  Portfolio...............           --   $  6,725,472    --          $  2,075,301
The Medical Portfolio.....           --   $  2,421,423    --          $ 15,865,049
The Small Cap
  Opportunities
  Portfolio...............           --   $ 13,622,248    --          $  6,743,781
The Energy Portfolio......           --   $    489,334    --          $     41,267

As of December 31, 2001, unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

                                           NET
                                       APPRECIATION    APPRECIATED    DEPRECIATED
                                      (DEPRECIATION)   SECURITIES     SECURITIES
                                      --------------   -----------   -------------
The Internet Portfolio..............  $(106,885,532)   $43,882,258   $(150,767,790)
The Internet Emerging Growth
  Portfolio.........................  $  (2,374,373)   $   648,968   $  (3,023,341)
The New Paradigm Portfolio..........  $     222,646    $   570,706   $    (348,060)
The Medical Portfolio...............  $   2,451,589    $ 8,115,341   $  (5,663,752)
The Small Cap Opportunities
  Portfolio.........................  $     587,247    $   918,811   $    (331,564)
The Energy Portfolio................  $     (60,477)   $     8,483   $     (68,960)

At December 31, 2001, the cost of investments for federal income tax purposes was $489,786,602, $7,689,327, $8,506,666, $40,678,595, $7,755,357 and $499,417
for The Internet Portfolio, The Internet Emerging Growth Portfolio, The New Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio and The Energy Portfolio, respectively.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

For the year ended December 31, 2001 the Master Portfolios wrote the following options:

                                               NUMBER        PREMIUM
                                            OF CONTRACTS     AMOUNT
                                            ------------   -----------
THE INTERNET PORTFOLIO
------------------------------------------
Outstanding at the Beginning of Period....        920      $   434,296
Options Written...........................      3,210        2,444,754
Options Exercised.........................     (1,431)        (875,052)
Options Expired...........................         --               --
Options Closed............................     (1,729)      (1,093,872)
                                               ------      -----------
Outstanding at the End of Period..........        970      $   910,126
                                               ======      ===========
THE NEW PARADIGM PORTFOLIO
------------------------------------------
Outstanding at the Beginning of Period....         34      $    23,832
Options Written...........................         48           86,862
Options Closed............................        (82)        (110,694)
                                               ------      -----------
Outstanding at the End of Period..........         --      $        --
                                               ======      ===========
THE MEDICAL PORTFOLIO
------------------------------------------
Outstanding at the Beginning of Period....      1,430      $ 1,276,317
Options Written...........................      1,290        1,163,396
Options Exercised.........................        (40)         (37,304)
Options Expired...........................       (360)        (328,154)
Options Closed............................     (1,910)      (1,782,855)
                                               ------      -----------
Outstanding at the End of Period..........        410      $   291,400
                                               ======      ===========
THE SMALL CAP OPPORTUNITIES PORTFOLIO
------------------------------------------
Outstanding at the Beginning of Period....         70      $     7,192
Options Written...........................      1,875           87,315
Options Exercised.........................       (240)         (14,759)
Options Expired...........................       (340)         (18,784)
Options Closed............................       (665)         (32,715)
                                               ------      -----------
Outstanding at the End of Period..........        700      $    28,249
                                               ======      ===========

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

5.   PORTFOLIO SECURITIES LOANED

As of December 31, 2001, the Master Portfolios had loaned securities that were collateralized by cash. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, the Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The value of the securities on loan and the value of the related collateral were as follows:

                                            SECURITIES    COLLATERAL
                                            -----------   -----------
The Internet Portfolio....................  $40,765,098   $41,580,400
The Internet Emerging Growth Portfolio....  $   788,431   $   804,200
The New Paradigm Portfolio................  $   115,392   $   117,700
The Medical Portfolio.....................  $ 3,813,604   $ 3,889,876
The Small Cap Opportunities Portfolio.....  $   140,784   $   143,600

6.   SELECTED FINANCIAL HIGHLIGHTS

Financial highlights for the Master Portfolios were as follows:

                                                          THE INTERNET PORTFOLIO
                                                  --------------------------------------
                                                       FOR THE         APRIL 28, 2000(+)
                                                     YEAR ENDED             THROUGH
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  -----------------    -----------------
Ratio of expenses to average net assets:
 Before expense reimbursement...................        1.44%                1.43%*
 After expense reimbursement....................        1.44%                1.43%*
Ratio of net investment income (loss) to average
 net assets:
 Before expense reimbursement...................        0.32%               (0.69%)*
 After expense reimbursement....................        0.32%               (0.69%)*
Portfolio turnover rate.........................          44%                  16%

    ----------------------
    * Annualized.
    (+) Commencement of operations.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

                                                  THE INTERNET EMERGING GROWTH PORTFOLIO
                                                  --------------------------------------
                                                       FOR THE         APRIL 28, 2000(+)
                                                     YEAR ENDED             THROUGH
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  -----------------    -----------------
Ratio of expenses to average net assets:
 Before expense reimbursement...................        2.30%                1.93%*
 After expense reimbursement....................        2.30%                1.84%*
Ratio of net investment loss to average net
 assets:
 Before expense reimbursement...................       (0.22%)              (0.35%)*
 After expense reimbursement....................       (0.22%)              (0.26%)*
Portfolio turnover rate.........................          24%                  30%

    ----------------------
    * Annualized.
    (+) Commencement of operations.

                                                        THE NEW PARADIGM PORTFOLIO
                                                  ---------------------------------------
                                                       FOR THE         APRIL 28, 2000 (+)
                                                     YEAR ENDED             THROUGH
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  -----------------    ------------------
Ratio of expenses to average net assets:
 Before expense reimbursement...................        2.27%                 2.85%*
 After expense reimbursement....................        2.27%                 2.60%*
Ratio of net investment loss to average net
 assets:
 Before expense reimbursement...................       (0.69%)               (0.66%)*
 After expense reimbursement....................       (0.69%)               (0.41%)*
Portfolio turnover rate.........................          41%                   89%

    ----------------------
    *   Annualized.
    (+) Commencement of operations.

                                                           THE MEDICAL PORTFOLIO
                                                  ---------------------------------------
                                                       FOR THE         APRIL 28, 2000 (+)
                                                     YEAR ENDED             THROUGH
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  -----------------    ------------------
Ratio of expenses to average net assets:
 Before expense reimbursement...................        1.51%                 1.47%*
 After expense reimbursement....................        1.51%                 1.46%*
Ratio of net investment loss to average net
 assets:
 Before expense reimbursement...................       (0.39%)               (0.55%)*
 After expense reimbursement....................       (0.39%)               (0.54%)*
Portfolio turnover rate.........................           6%                    1%

    ----------------------
    *   Annualized.
    (+) Commencement of operations.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2001

                                                   THE SMALL CAP OPPORTUNITIES PORTFOLIO
                                                  ---------------------------------------
                                                       FOR THE         APRIL 28, 2000 (+)
                                                     YEAR ENDED             THROUGH
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  -----------------    ------------------
Ratio of expenses to average net assets:
 Before expense reimbursement...................        2.35%                13.27%*
 After expense reimbursement....................        2.35%                10.93%*
Ratio of net investment loss to average net
 assets:
 Before expense reimbursement...................       (0.99%)              (11.12%)*
 After expense reimbursement....................       (0.99%)               (8.78%)*
Portfolio turnover rate.........................         181%                  198%

    ----------------------
    *   Annualized.
    (+) Commencement of operations.

                                                                THE ENERGY PORTFOLIO
                                                                --------------------
                                                                      FOR THE
                                                                     YEAR ENDED
                                                                 DECEMBER 31, 2001
                                                                --------------------
Ratio of expenses to average net assets:
 Before expense reimbursement...............................            8.44%
 After expense reimbursement................................            8.44%
Ratio of net investment loss to average net assets:
 Before expense reimbursement...............................           (5.98%)
 After expense reimbursement................................           (5.98%)
Portfolio turnover rate.....................................              15%

                                                          THE KINETICS GOVERNMENT
                                                          MONEY MARKET PORTFOLIO
                                                  ---------------------------------------
                                                       FOR THE         APRIL 28, 2000 (+)
                                                     YEAR ENDED             THROUGH
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  -----------------    ------------------
Ratio of expenses to average net assets:
 Before expense reimbursement...................        0.79%                0.78%*
 After expense reimbursement....................        0.79%                0.78%*
Ratio of net investment income to average net
 assets:
 Before expense reimbursement...................        2.70%                5.36%*
 After expense reimbursement....................        2.70%                5.36%*
Portfolio turnover rate.........................          N/A                  N/A

    ----------------------
    *   Annualized.
    (+) Commencement of operations.

 KINETICS MUTUAL FUNDS, INC.
 REPORT OF INDEPENDENT ACCOUNTANTS

     To the Board of Trustees
     of Kinetics Portfolios Trust

     In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Internet Portfolio, The Internet Emerging Growth Portfolio, The Internet New Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Energy Portfolio, and The Kinetics Government Money Market Portfolio (each a series of Kinetics Portfolios Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     [PRICEWATERHOUSEECOOPERS LLP]
     PricewaterhouseCoopers LLP
     Milwaukee, Wisconsin
     February 28, 2002

 KINETICS MUTUAL FUNDS, INC.
 MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
Board of Directors/Board of Trustees

The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not "interested persons" of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Directors are fiduciaries for the Funds' shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios' shareholders and are governed by the laws of the State of Delaware in this regard. Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust length of time served, principal occupations over at least the last five years, number of Fund and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Fund's officers and directors and is available, without charge, upon request by calling
(800) 930-3828.

                                                                                                     NUMBER OF
                                                                                                    PORTFOLIOS
                                                   TERM OF                                           AND FUNDS        OTHER
                                    POSITION(S)    OFFICE/                                          IN COMPLEX    DIRECTORSHIPS
                                     WITH THE      LENGTH                                           OVERSEEN BY      HELD BY
                                      COMPANY      OF TIME            PRINCIPAL OCCUPATION           TRUSTEE/       TRUSTEE/
     NAME, ADDRESS AND        AGE    AND TRUST     SERVED          DURING THE PAST FIVE YEARS        DIRECTOR       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Steven R. Samson ...........  48    President &  Indefinite/  President and CEO, Kinetics Asset         14        N/A
142 Hardscrabble Lake Drive         Chairman of  2 years      Management, Inc. (1999 to Present);
Chappaqua, NY 10514                 the Boards                President, The Internet Fund, Inc.
                                                              (1999 to Present); Managing
                                                              Director, Chase Manhattan Bank (1993
                                                              to 1999).
Murray Stahl ...............  48    Director/    Indefinite/  President, Horizon Asset Management,      14        Chairman of
30 Haights Cross Road               Trustee      2 years      an investment adviser (1994 to                      Horizon Asset
Chappaqua, NY 10510                                           Present).                                           Management
Steven T. Russell ..........  38    Independent  Indefinite/  Attorney and Counselor at Law,            14        N/A
146 Fairview Avenue                 Director/    2 years      Steven Russell Law Firm (1994 to
Bayport, NY 11705                   Independent               Present); Professor of Business Law,
                                    Trustee                   Suffolk County Community College
                                                              (1997 to Present).
Douglas Cohen, C.P.A. ......  40    Independent  Indefinite/  Wagner, Awerma & Strinberg, LLP           14        N/A
6 Saywood Lane                      Director/    2 years      Certified Public Accountant (1997 to
Stonybrook, NY 11790                Independent               present); Leon D. Alpern & Co. (1985
                                    Trustee                   to 1997)
William J. Graham ..........  40    Independent  Indefinite/  Attorney, Bracken & Margolin, LLP         14        N/A
856 Hampshire Road                  Director/    2 years      (1997 to Present). Gabor & Gabor
Bayshore, NY 11706                  Independent               (1995 to 1997)
                                    Trustee
Peter B. Doyle .............  38    Director/    Indefinite/  Director and Officer, Horizon Asset       14        N/A
23 Montrose Road                    Trustee      9 months     Management, Inc. (1994 to Present)
Scarsdale, NY 10583                                           Chief Investment Strategic, Kinetics
                                                              Mutual Funds, Inc. (1998 to
                                                              Present).

 KINETICS MUTUAL FUNDS, INC.
 MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS -- (CONTINUED)

                                                                                                     NUMBER OF
                                                                                                    PORTFOLIOS
                                                   TERM OF                                           AND FUNDS        OTHER
                                    POSITION(S)    OFFICE/                                          IN COMPLEX    DIRECTORSHIPS
                                     WITH THE      LENGTH                                           OVERSEEN BY      HELD BY
                                      COMPANY      OF TIME            PRINCIPAL OCCUPATION           TRUSTEE/       TRUSTEE/
     NAME, ADDRESS AND        AGE    AND TRUST     SERVED          DURING THE PAST FIVE YEARS        DIRECTOR       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Joseph E. Breslin ..........  48    Independent  Indefinite/  Senior Vice President, Marketing &        14        Director of
54 Woodland Drive                   Director/    2 years      Sales, IBJ Whitehall Financial                      The Whitehall
Rye Brook, NY 10573                 Independent               Group, a financial services company                 Funds
                                    Trustee                   (1999 to present); formerly
                                                              President, J.E. Breslin & Co., an
                                                              investment management consulting
                                                              firm (1994 to 1999).
John J. Sullivan ...........  70    Independent  Indefinite/  Retired; Senior Advisor, Long Term        14        Director of
31 Hemlock Drive                    Director/    2 years      Credit Bank of Japan, Ltd.;                         Board of
Sleepy Hollow, NY 10591             Independent               Executive Vice President, LTCB Trust                Governors for
                                    Trustee                   Company.                                            The Sky Club

                                Kinetics Mutual
                                  Funds, Inc.
                             1311 Mamaroneck Avenue
                             White Plains, NY 10605


                              INVESTMENT ADVISER,
                          SHAREHOLDER SERVICING AGENT
                               AND ADMINISTRATOR
                        Kinetics Asset Management, Inc.
                             1311 Mamaroneck Avenue
                             White Plains, NY 10605


                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           100 East Wisconsin Avenue
                              Milwaukee, WI 53202


                                  DISTRIBUTOR
                        Kinetics Funds Distributor, Inc.
                             1311 Mamaroneck Avenue
                             White Plains, NY 10605


                               SUB-ADMINISTRATOR
                              FUND ACCOUNTANT AND
                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202


                                   CUSTODIAN
                                U.S. Bank, N.A.
                            615 East Michigan Street
                              Milwaukee, WI 53202


                       THIS MATERIAL MUST BE PRECEDED OR
                          ACCOMPANIED BY A PROSPECTUS